                                                                    EXHIBIT 10.4

                                      LEASE

================================================================================

                           COM OFFICE DEVELOPERS, LLC

                                                           LANDLORD,

                                       TO

                               AVETA HOLDINGS, LLC

                                                           TENANT.

================================================================================

Premises: 173 Bridge Plaza North, Fort Lee, New Jersey

          The Land affected by the Within Instrument Lies in Block 6101 on the Tax Map of the Borough of Fort Lee, County of Bergen (Tax Lots 13, 14, 15 and 20).

                                TABLE OF CONTENTS

DEMISE, PREMISES, TERM, RENTS.............................................     1

USE............. .........................................................     2

PREPARATION OF DEMISED PREMISES...........................................     2

WHEN DEMISED PREMISES READY FOR OCCUPANCY.................................     2

ADJUSTMENTS OF RENT.......................................................     2

SECURITY DEPOSIT..........................................................     6

SUBORDINATION, NOTICE TO LESSORS AND MORTGAGEES...........................     6

QUIET ENJOYMENT........ ..................................................     7

ASSIGNMENT AND SUBLETTING.................................................     7

COMPLIANCE WITH LAWS AND REQUIREMENTS OF PUBLIC AUTHORITIES...............   111

INSURANCE.................................................................    12

RULES AND REGULATIONS.....................................................   133

TENANT'S CHANGES..........................................................    14

TENANT'S PROPERTY.........................................................    16

REPAIRS AND MAINTENANCE...................................................    16

ELECTRICITY...............................................................    17

HEAT, VENTILATION AND AIR-CONDITIONING....................................    19

LANDLORD'S OTHER SERVICES.................................................    19

ACCESS, CHANGES IN BUILDING FACILITIES, NAME..............................    20

NOTICE OF ACCIDENTS.......................................................    21

NON-LIABILITY AND INDEMNIFICATION.........................................   211

DESTRUCTION OR DAMAGE.....................................................    22

EMINENT DOMAIN............................................................   222

SURRENDER.................................................................   233

CONDITIONS OF LIMITATION..................................................    24

RE-ENTRY BY LANDLORD......................................................   244

DAMAGES...................................................................    25

WAIVER....................................................................   255

NO OTHER WAIVERS OR MODIFICATIONS.........................................   266

CURING TENANT'S DEFAULTS, ADDITIONAL RENT.................................   266

BROKER ...................................................................    27

NOTICES...................................................................    27

ESTOPPEL CERTIFICATE, MEMORANDUM..........................................    27

ARBITRATION...............................................................    27

NO OTHER REPRESENTATIONS, CONSTRUCTION, GOVERNING LAW, CONSENTS...........    27

PARTIES BOUND.............................................................    27

CERTAIN DEFINITIONS AND CONSTRUCTION......................................    28

ADJACENT EXCAVATION AND CONSTRUCTION--SHORING.............................    28

LANDLORD'S RELOCATION OPTION..............................................    28

CONFIDENTIALITY ..........................................................    30

ACKNOWLEDGMENTS...........................................................    31

SCHEDULE 1 - FIXED RENT...................................................    33

EXHIBIT A DESCRIPTION.....................................................   274

EXHIBIT B FLOOR PLAN......................................................    35

EXHIBIT C LANDLORD'S WORK.................................................   276

EXHIBIT D RULES AND REGULATIONS...........................................    38

EXHIBIT E DEFINITIONS.....................................................    40

EXHIBIT F CLEANING SPECIFICATIONS.........................................    42

SCHEDULE 1 LANDLORD'S PROPERTY............................................    43

                                      LEASE

LEASE dated________________________, 2005, between COM OFFICE DEVELOPERS, LLC, a New Jersey limited liability company having an office at 411 Hackensack Avenue, Hackensack, New Jersey 07601 (hereinafter referred to as ("LANDLORD") and AVETA HOLDINGS, LLC, a Delaware limited liability company having an office at 173 Bridge Plaza North, Fort Lee, New Jersey 07024 (hereinafter referred to as "TENANT").

                                   WITNESSETH:

                                    ARTICLE 1
                          DEMISE, PREMISES, TERM, RENTS

          1.01 Landlord hereby leases to Tenant, and Tenant hereby hires from Landlord, the premises hereinafter described, in the building at 173 Bridge Plaza North, in the Borough of Fort Lee, County of Bergen, State of New Jersey (the "BUILDING"), on the parcel of land more particularly described in EXHIBIT A (the "LAND"), for the term hereinafter stated, for the rents hereinafter reserved and upon and subject to the conditions (including limitations, restrictions and reservations) and covenants hereinafter provided. Each party hereby expressly covenants and agrees to observe and perform all of the conditions and covenants herein contained on its part to be observed and performed.

          1.02 The premises hereby leased to Tenant is part of the fifth (5th) floor of the Building, as shown on the floor plan annexed hereto as Exhibit B. Said premises together with all fixtures and equipment which at the commencement, or during the term, of this Lease are thereto attached (except items not deemed to be included therein and removable by Tenant as provided in
Article 14) constitute and are hereinafter referred to as the "DEMISED
PREMISES".

          1.03 The term of the lease, for which the Demised Premises are hereby leased, shall commence on a date (herein referred to as the "COMMENCEMENT DATE") which shall be (i) the day Tenant, or anyone claiming under or through Tenant, first occupies the Demised Premises, or (ii)____________________, 2005 whichever occurs earlier, and shall end at noon of the last day of the calendar month in which occurs the day preceding the tenth (10th) anniversary of the Commencement Date, which ending date is (hereinafter referred to as the "EXPIRATION DATE"), or shall end on such earlier date upon which said term may expire or be canceled or terminated pursuant to any of the conditions or covenants of this Lease or pursuant to law. Promptly following the Commencement Date the parties hereto (hereinafter sometimes referred to as the "PARTIES") shall enter into a recordable supplementary agreement fixing the dates of the Commencement Date and the Expiration Date and if they cannot agree thereon within fifteen (15) days after Landlord's request therefor, such dates shall be determined by arbitration in the manner provided in Article 34. Notwithstanding anything to the contrary set forth in this Lease, Landlord shall have the right, exercisable upon one hundred eighty (180) days prior written notice to Tenant given at any time after the third (3rd) anniversary of the Commencement Date, to terminate this Lease.

          1.04 The "RENTS" reserved under this Lease, for the term thereof, shall be and consist of:

               (a) "FIXED RENT" in the amounts set forth on Schedule 1 annexed hereto and made a part hereof, which shall be payable in equal monthly installments in advance on the first day of each and every calendar month during the term of this Lease (except that Tenant shall pay, upon the execution and delivery of this Lease by Tenant, the sum of $27,533.33, to be applied against the first monthly installment of rent becoming due under this Lease.) The Commencement Date and occupancy by Tenant is conditioned upon clearance of Tenant checks representing: (i) the security deposit, and (ii) the first month's rent due pursuant to this Lease. Tenant shall have no right to occupancy of the Demised Premises unless and until the aforesaid checks clear Landlord's bank account; and

               (b) "ADDITIONAL RENT" consisting of all such other sums of money as shall become due from and payable by Tenant to Landlord hereunder (for default in payment of which Landlord shall have the same remedies as for a default in payment of fixed rent).

               (c) All fixed rent and additional rent is to be paid to Landlord at its office, or such other place, or to such agent and at such place, as Landlord may designate by notice to Tenant, in lawful money of the United States of America.

          1.05 Tenant shall pay the fixed rent and additional rent herein reserved promptly as and when the same shall become due and payable, without demand therefor and without any abatement, deduction or set off whatsoever except as expressly provided in this Lease.

          1.06 If the Commencement Date occurs on a day other than the first day of a calendar month, the fixed rent for such calendar month shall be prorated and the balance of the first month's fixed rent theretofore paid shall be credited against the next monthly installment of fixed rent.

                                    ARTICLE 2
                                      USE

          2.01 Tenant shall use and occupy the Demised Premises for executive and general offices in connection with the conduct of Tenant's [DESCRIBE BUSINESS] business and for no other purpose. Tenant represents and warrants that it is duly formed and in good standing, and has full corporate, partnership or limited liability company power and authority, as the case may be, to enter into this Lease and has taken all corporate, partnership or limited liability company action, as the case may be, necessary to carry out the transaction contemplated herein, so that when executed, this Lease constitutes a valid and binding obligation enforceable in accordance with its terms. Tenant shall provide Landlord with corporate resolutions, the operating agreement, the partnership agreement or other proof in a form acceptable to Landlord, authorizing the execution of this Lease at the time of execution.

          2.02 If any governmental license or permit, other than a Certificate of Occupancy, shall be required for the proper and lawful conduct of Tenant's business in the Demised Premises, or any part thereof, and if failure to secure such license or permit would in any way affect Landlord, Tenant, at its expense, shall duly procure and thereafter maintain such license or permit and submit the same for inspection by Landlord. Tenant shall at all times comply with the terms and conditions of each such license or permit.

          2.03 Tenant shall not at any time use or occupy, or suffer or permit anyone to use or occupy, the Demised Premises, or do or permit anything to be done in the Demised Premises, in violation of the Certificate of Occupancy for the Demised Premises or for the Building.

          2.04 The Demised Premises shall not be used for any purpose which would tend to lower the first-class character of the Building, create unreasonable or excessive elevator or floor loads, impair or interfere with any of the Building operations or the other areas of the Building by any other tenants or, impair the appearance of the Building.

                                    ARTICLE 3
                         PREPARATION OF DEMISED PREMISES

          3.01 Neither Landlord nor Landlord's agents have made any representations or promises with respect to the physical condition of the Building, the Demised Premises, or the Land. Tenant has inspected the Building and the Demised Premises and is thoroughly acquainted with their condition and agrees to take the same "as is". The taking of possession of the Demised Premises by or on behalf of Tenant shall be conclusive evidence that the said Demised Premises and the Building were in good and satisfactory condition at the time such possession was so taken, except as to latent defects.

          3.02 Tenant acknowledges that the Demised Premises have been completed and prepared for Tenant's occupancy and that EXHIBIT C annexed hereto and made a part hereof lists the facilities, materials and work so furnished, installed and performed in the Demised Premises by Landlord (a) at Landlord's expense, and (b) at Tenant's expense for which Tenant shall reimburse Landlord, as additional rent, within twenty (20) days after Landlord shall give Tenant written notice demanding such reimbursement (collectively "LANDLORD'S WORK"). Such other installations, materials and work which may be undertaken by or for the account of Tenant to equip, decorate and furnish the Demised Premises for Tenant's occupancy, are hereinafter and in Exhibit C referred to as "TENANT'S WORK".

                                   ARTICLE 4
                   WHEN DEMISED PREMISES READY FOR OCCUPANCY

          4.01 Tenant acknowledges that the Demised Premises are ready for occupancy. Tenant shall move Tenant's Property into the Demised Premises on such days and at such times as determined by Landlord so as to reduce any interference with the operation of the Building and/or the use and occupancy of the Building by tenants thereof.

                                    ARTICLE 5
                               ADJUSTMENTS OF RENT

          5.01 Tax Escalation. For the purpose of Sections 5.01-5.06:

               (a) "TAXES" shall mean the real estate taxes and assessments and special assessments assessed, levied or imposed upon the Building and the Land. If at any time during the term of this Lease the methods of taxation prevailing at the commencement of the term hereof shall be altered so that in lieu of or as an addition to or as a substitute for the whole or any part of the taxes, assessments, levies, impositions or charges now levied, assessed or imposed on real estate and the improvements thereon, there shall be levied, assessed or imposed (i) a tax, assessment, levy, imposition or charge wholly or partially as capital levy or otherwise on the rents received therefrom, or (ii) a tax, assessment, levy, imposition or charge measured by or based in whole or in part upon the Demised Premises and imposed upon Landlord, or (iii) a license fee measured by the rents payable by Tenant to Landlord, then all such taxes, assessments, levies, impositions or charges, or the part thereof so measured or based, shall be deemed to be included within the term "Taxes" for the purposes hereof;

               (b) "BASE TAX YEAR" shall mean the Tax Year (as hereafter defined) commencing January 1, 2005 and ending December 31, 2005, inclusive;

               (c) "BASE YEAR TAXES" shall mean the Taxes, as finally determined, for the Base Tax Year including, but not limited to any reductions in assessed value during the term of this Lease;

               (d) "TAX YEAR" shall mean the fiscal year for which Taxes are levied by the governmental authority.

               (e) "TENANT'S PROPORTIONATE SHARE" shall mean for purposes of this Lease and all calculations in connection herewith thirty nine and 00/100 percent (39.00%).

               (f) "TENANT'S PROJECTED SHARE OF TAXES" shall mean either (i) for any Tax Year where no Tax Payment (as hereinafter defined) shall have been payable by Tenant for the immediately preceding Tax Year, the product of (x) (the difference between one hundred and six (106%) percent of the Base Year Taxes and the Base Year Taxes), multiplied by (y) Tenant's Proportionate Share, or (ii) for any Tax Year where a Tax Payment shall have been payable by Tenant for the immediately preceding Tax Year, the Tax Payment, payable by Tenant for the immediately prior Tax Year in each case divided by twelve (12) and payable monthly by Tenant to Landlord as additional rent.

          5.02 If the Taxes for any Tax Year shall be more than the Base Year Taxes, Tenant shall pay, as additional rent for such Tax Year, an amount equal to Tenant's Proportionate Share of the amount by which the Taxes for such Tax Year are greater than the Base Year Taxes. (The amount payable by Tenant is hereinafter referred to as the "TAX PAYMENT"). The Tax Payment and the Base Year Taxes shall be appropriately prorated, if necessary, to correspond with that portion of a Tax Year occurring within the Term of this Lease. The Tax Payment shall be payable by Tenant within ten (10) days after receipt of a demand from Landlord therefor, which demand shall be accompanied by a copy of the tax bill together with Landlord's computation of the Tax Payment. If the Taxes for any Tax Year are payable to the taxing authority on an installment basis, Landlord may serve such demands upon, and the Tax Payment for such Tax Year shall be payable by Tenant, on a corresponding installment basis.

          5.03 Notwithstanding the fact that the increase in rent is measured by an increase in Taxes, such increase is additional rent and shall be paid by Tenant as provided herein regardless of the fact that Tenant may be exempt, in whole or in part, from the payment of any taxes by reason of Tenant's diplomatic or other tax exempt status or for any other reason whatsoever.

          5.04 Only Landlord shall be eligible to institute tax reduction or other proceedings to reduce the assessed valuation of the Land and Building. In the event that a tax reduction or other proceeding reduces the assessed valuation of the Land and/or the Building, Tenant agrees that if such reduction is for all or part of the Base Tax Year, then the Base Year Taxes shall be reduced retroactively. Tenant agrees to reimburse Landlord for amounts due to Landlord for Taxes pursuant to Article 5 based on the Base Year Taxes as finally determined (which reflect the reduced assessed valuation).

          5.05 After the expiration of any Tax Year, Landlord shall furnish Tenant with a statement setting forth Tenant's Proportionate Share of Taxes. The statement furnished under this Section 5.05 is hereinafter referred to as a "TAX STATEMENT".

          5.06 (a) Commencing twelve (12) months prior to the first Tax Year in which Landlord shall be entitled to receive a Tax Payment, Tenant shall pay to Landlord, as additional rent for the next Tax Year, Tenant's Projected Share of Taxes. Upon each date that a Tax Payment or an installment on account thereof shall be due from Tenant pursuant to the terms of Section 5.02 hereof, Landlord shall apply the aggregate of the installments of Tenant's Projected Share of Taxes then on account with Landlord against the Tax Payment or installment thereof then due from Tenant. In the event that such aggregate amount shall be insufficient to discharge such Tax Payment or installment, Landlord shall so notify Tenant in a demand served upon Tenant pursuant to the terms of Section 5.02, and the amount of Tenant's payment obligation with respect to such Tax Payment or installment pursuant to Section 5.02 shall be equal to the amount of the insufficiency. If, however, such aggregate amount shall be greater than the Tax Payment or installment, Landlord shall credit the amount of such excess against the next amount due and payable by Tenant under this Section 5.06.

               (b) Anything in this Article 5 to the contrary notwithstanding, in the event that the holder of any superior mortgage or the lessor of any superior lease (as such terms are defined in Section 7.01 hereof) shall require advance payments from the Landlord on account of Taxes, then Tenant will pay Tenant's Proportionate Share of any amounts required to be paid in advance by Landlord with the holder of the superior mortgage or the lessor of the superior lease to the extent that such payments made by Landlord exceed the Base Year Taxes. Any payments to be made by Tenant under this Section 5.06(b) shall be made ten (10) days prior to the date Landlord is required to make such payments to the holder of the superior mortgage or the lessor of the superior lease however Tenant shall not be required to pay the taxes any sooner then otherwise required pursuant to this Article.

          5.07 EXPENSE ESCALATION. For purposes of Sections 5.07-5.11:

               (a) "OPERATING EXPENSES" shall mean any and all expenses incurred by Landlord in connection with the operation, maintenance and repair (whether structural or non-structural) of the Building and the Land including all expenses incurred as a result of Landlord's compliance with any of its obligations hereunder other than Landlord's Work and such expenses shall include without limitation: (i) salaries, wages, medical, surgical and general welfare benefits, (including group life insurance) retirement benefits, pension payments and other fringe benefits of employees or other personnel of Landlord (or entities affiliated with Landlord) engaged in the operation and maintenance or repair of the Building and the Land; (ii) payroll taxes, worker's compensation, disability insurance, uniforms and dry cleaning for the employees referred to in subdivision (i); (iii) the cost of all charges for steam, heat, ventilation, air conditioning and water (including sewer rental) furnished to the Building and the Land and/or used in the operation of all of the service facilities of the Building and the Land and the cost of all charges for electricity furnished to the public and service areas of the Building and the Land and/or used in the operation of all of the service facilities of the Building and the Land including any taxes on any of such utilities; (iv) the cost of all charges for rent, casualty, insurance (if obtainable from the United States government) and of liability insurance for the Building and the Land to the extent that such insurance is required to be carried by Landlord under any superior lease or superior mortgage or if not required under any superior lease or superior mortgage then to the extent such insurance is carried by owners of buildings comparable to the Building and the Land; (v) the cost of all building and cleaning supplies for the common areas of the Building and the Land and charges for telephone for the Building; (vi) the cost of all charges for management, window cleaning, other cleaning and sanitary and service contracts for the Building (including without limitation, elevator, electric, heating, air-conditioning and plumbing) (if no managing agent is employed by Landlord or an affiliate of Landlord is engaged as managing agent, there shall be included in Operating Expenses a sum equal to 5.0% of all rents, additional rents and other charges collected from Tenants or other permitted occupants of the Building); and (vii) the cost of rentals of capital equipment designed to result in savings or reductions in Operating Expenses. Operating Expenses shall not include (A) administrative wages and salaries; (B) renting commissions; (C) franchise taxes or income taxes of Landlord; (D) Taxes on the Land and Building;
(D) costs of painting and decorating for any occupant's space; (E) interest and amortization under mortgages; (F) the cost of Shared Services (as defined below in Section 18.08); and (G) expenditures for capital improvements except (1) those which under generally applied real estate practice are expenses or regarded as deferred expenses and (2) for capital improvements required by law or (3) for capital improvements which are designed to result in a saving in the amount of Operating Expenses, in any of such cases the cost thereof shall be included in Operating Expenses for the Operational Year in which the costs are incurred and subsequent Operational Years, on a straight line basis, to the extent that such items are amortized over an appropriate period, but not more then ten years, with an interest factor equal to two (2%) percent above the prime rate of JP Morgan Chase Bank at the time of Landlord's having incurred said expenditure. Operating Expenses shall be subject to adjustment based upon the Occupancy Adjustment for each Operational Year (as such terms are hereinafter defined) in which less than ninety (90%) percent of the Building shall be occupied (on a rentable square foot basis) during the term of this Lease;

               (b) "OPERATIONAL YEAR" shall mean each calendar year or part thereof occurring during the Term of this Lease excluding the Initial Operational Year;

               (c) "BASE OPERATING EXPENSES" shall mean $350,000.00;

               (d) "INITIAL OPERATIONAL YEAR" shall mean the calendar year in which the Commencement Date occurs;

               (e) "INITIAL OPERATING PERIOD" shall mean that portion of the Initial Operational Year between the Commencement Date and the expiration of the Initial Operational Year;

               (f) "TENANT'S INITIAL PROJECTED SHARE OF OPERATING EXPENSE INCREASE" shall mean one twelfth (1/12th) of the product of (i) Tenant's Operational Proportionate Share multiplied by (ii) the projected increase in Operating Expenses for the calendar year 2006, as reasonably estimated by Landlord, above the Initial Operating Expenses;

               (g) "INITIAL OPERATING EXPENSES" shall mean the actual amount of Operating Expenses incurred by Landlord during the Initial Operational Year;

               (h) "TENANT'S OPERATIONAL PROPORTIONATE SHARE" shall mean thirty nine and 00/100 (39.00%) percent;

               (i) "ACTUAL OPERATING EXPENSE DIFFERENTIAL" shall mean the amount by which the Operating Expenses actually incurred by Landlord for the recently expired Operational Year actually exceeded the Base Operating Expenses;

               (j) "TENANT'S PROJECTED SHARE OF OPERATING EXPENSE INCREASE" shall mean one-twelfth (1/12th) of the product of (i) Tenant's Operational Proportionate Share, multiplied by (ii) the Actual Operating Expense Differential for the recently expired Operational Year;

               (k) "TENANT'S ACTUAL SHARE OF OPERATING EXPENSE INCREASE" shall mean the product of (i) the Actual Operating Expense Differential multiplied by
(ii) Tenant's Operational Proportionate Share; and

               (1) "OCCUPANCY ADJUSTMENT" shall mean the amount by which Operating Expenses shall be deemed to be increased to reflect ninety (90%) percent occupancy (on a rentable square foot basis) of the Building during any Operational Year in which the Building is less then ninety (90%) percent occupied (on a rentable square foot basis).

          5.08 (a) After the expiration of the Initial Operational Year, Landlord shall furnish Tenant with a written statement (the "INITIAL OPERATING STATEMENT") indicating (i) Initial Operating Expenses, and (ii) Landlord's computation of Tenant's Initial Projected Share of Operating Expense Increase;

               (b) After the expiration of the first Operational Year after the Initial Operational Year and each Operational Year thereafter, Landlord shall furnish Tenant with a written statement (a "SUBSEQUENT OPERATING STATEMENT") indicating (i) the actual amount of Operating Expenses for the recently expired Operational Year, (ii) Landlord's computation of Tenant's Projected Share of Operating Expense Increase for the upcoming Operational Year, and (iii) the amount of any discrepancy between Tenant's Actual Share of Operating Expense

Increase and Tenant's Initial Projected Share of Operating Expense Increase or Tenant's Projected Share of Operating Expense Increase, as the case may be, for the recently expired Operational Year; and

               (c) Payments of additional rent in accordance with the Initial Operating Statement and Subsequent Operating Statements shall be made at the times specified in Section 5.09.

          5.09 (a) Tenant shall pay to Landlord, as additional rent during the first Operational Year after the Initial Operating Period, Tenant's Initial Projected Share of Operating Expense Increase, which shall be payable in equal monthly installments, the first payment representing the payments retroactive to the first day of the current Operational Year and including the current month shall be made ten (10) days after Tenant receives the Initial Operating Statement, and thereafter normal monthly payments shall be made on the first day of each month throughout the upcoming Operational Year and thereafter until receipt of the first Subsequent Operating Statement. If the first Subsequent Operating Statement furnished by Landlord to Tenant for the recently expired Operational Year shall indicate that Tenant's Initial Projected Share of Operating Expense Increase exceeded Tenant's Actual share of Operating Expense Increase, Landlord shall forthwith either (a) pay the amount of excess directly to Tenant concurrently with the first Subsequent Operating Statement or (b) permit Tenant to credit the amount of such excess against payments next due from Tenant under this Article 5. If, however, the first Subsequent Operating Statement shall indicate that Tenant's Actual Share of Operating Expense Increase exceeded Tenant's Initial Projected Share of Operating Expense Increase, Tenant shall, within ten (10) days, pay the amount of such excess to Landlord as additional rent;

               (b) Tenant shall pay to Landlord, as additional rent during each subsequent Operational Year, Tenant's Projected Share of Operating Expense Increase, which shall be payable in equal monthly installments, the first payment representing the payments retroactive to the first day of the current Operational Year and including the current month after crediting Tenant with payments made for the current Operational Year but prior to the receipt of a Subsequent Operating Statement, and which shall be made ten (10) days after Tenant receives a Subsequent Operating Statement, and thereafter normal monthly payments shall be made on the first day of each month throughout the upcoming Operational Year and thereafter until receipt of the next Subsequent Operating Statement. If a Subsequent Operating Statement furnished by Landlord to Tenant for a recently expired Operational Year shall indicate that Tenant's Projected Share of Operating Expense Increase exceeded Tenant's Actual Share of Operating Expense Increase, Landlord shall forthwith either (a) pay the amount of excess directly to Tenant concurrently with the Subsequent Operating Statement or (b) permit Tenant to credit the amount of such excess against payments next due from Tenant under this Article 5. If, however, the Subsequent Operating Statement shall indicate that Tenant's Actual Share of Operating Expense Increase exceeded Tenant's Projected Share of Operating Expense Increase, Tenant shall, within ten
(10) days, pay the amount of such excess to Landlord as additional rent; and

          5.10 The Initial Operating Statement and every Subsequent Operating Statement given by Landlord shall be conclusive and binding upon Tenant. Landlord may, at any time and from time to time, revise the amount due as its Tenant's Initial Projected Share of Operating Expense Increase or Tenant's Projected Share of Operating Expense Increase to cover any increase not previously factored into the Tenant's Initial Projected Share of Operating Expense Increase or Tenant's Projected Share of Operating Expense Increase. Upon Tenant's receipt of a revision to its Tenant's Initial Projected Share of Operating Expense Increase or Tenant's Projected Share of Operating Expense Increase, Tenant shall pay Landlord, as Additional Rent, the revised amount.

          5.11 Nothing in this Article 5 shall be construed to reduce fixed rent as set forth in this lease. Any failure or delay by Landlord in the delivery of any of the tax bills, statements, notices or bills set forth in this Article 5, or demand for any payments due under this Article 5, shall not in any way reduce or diminish Landlord's rights to receive additional rent under this Article 5 or elsewhere in this Lease. Tenant's liability for the amounts due under this
Article 5 shall survive the expiration of the Term.

                                    ARTICLE 6
                                SECURITY DEPOSIT

          6.01 Tenant has deposited with Landlord the sum of $165,200.00 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this Lease, including, but not limited to, the payment of rent and additional rent, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this Lease, including but not limited to, any damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the security shall be returned to Tenant after the date fixed as the end of the lease and after delivery of entire possession of the Demised Premises to Landlord. In the event of a sale of the Land and Building or leasing of the Building, of which the Demised Premises form a part, Landlord shall have the right to transfer the security to the vendee or lessee and Landlord shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Landlord solely for the return of such security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. In the event (a) Landlord applies or retains any portion or all of the security deposited or (b) fixed rent shall increase pursuant to this Lease, Tenant shall forthwith restore the amount so applied or retained, or deposit such additional amounts as security hereunder, so that at all times the amount deposited as security hereunder shall be equal to the product of (x) the monthly installment of fixed rent then due under this Lease, multiplied by (y) 6.

                                    ARTICLE 7
                SUBORDINATION, NOTICE TO LESSORS AND MORTGAGEES

          7.01 This lease, and all rights of Tenant hereunder, are and shall be subject and subordinate in all respects to all ground leases, overriding leases and underlying leases of the Land and/or the Building now or hereafter existing and to all mortgages which may now or hereafter affect the Land and/or the Building and/or any of such leases, whether or not such mortgages shall also cover other lands and/or buildings, to each and every advance made or hereafter to be made under such mortgages, and to all renewals, modifications, replacements and extensions of such leases and such mortgages and spreaders and consolidations of such mortgages. This Section shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall promptly execute and deliver any instrument that Landlord, the lessor of any such lease or the holder of any such mortgage or any of their respective successors in interest may reasonably request to evidence such subordination. The leases to which this Lease is, at the time referred to, subject and subordinate pursuant to this Article are hereinafter sometimes referred to as "SUPERIOR LEASES" and the mortgages to which this Lease is, at the time referred to, subject and subordinate are hereinafter sometimes referred to as "SUPERIOR MORTGAGES" and the lessor of a superior lease or its successor in interest at the time referred to is sometimes hereinafter referred to as a "LESSOR". Tenant acknowledges that the current lender is the Yardville National Bank with an address of 2465 Kuser Road, Hamilton Township, New Jersey 08690,
Attention: Tom Nash and agrees that this shall constitute written notice of such holder of a superior mortgage as referred to in Section 7.02.

          7.02 In the event of any act or omission of Landlord which would give Tenant the right, immediately or after lapse of a period of time, to cancel or terminate this Lease, or to claim a partial or total eviction, Tenant shall not exercise such right (i) until it has given written notice of such act or omission to the holder of each superior mortgage and the lessor of each superior lease whose name and address shall previously have been furnished to Tenant in writing, and (ii) unless such act or omission shall be one which is not capable of being remedied by Landlord or such mortgage holder or lessor within a reasonable period of time, until a reasonable period for remedying such act or omission shall have elapsed following the giving of such notice and following the time when such holder or lessor shall have become entitled under such superior mortgage or superior lease, as the case may be, to remedy the same (which reasonable period shall in no event be less than the period to which Landlord would be entitled under this Lease or otherwise, after similar notice, to effect such remedy), provided such holder or lessor shall with due diligence give Tenant written notice of intention to, and commence and continue to remedy such act or omission.

          7.03 If the lessor of a superior lease or the holder of a superior mortgage shall succeed to the rights of Landlord under this Lease, whether through possession or foreclosure action or delivery of a new lease or deed, then at the request of such party so succeeding to Landlord's rights (herein sometimes referred to as "SUCCESSOR LANDLORD") and upon successor landlord's written agreement to accept Tenant's attornment, Tenant shall attorn to and recognize such successor landlord as Tenant's Landlord under this Lease, and shall promptly execute and deliver any instrument that such successor landlord may reasonably request to evidence such attornment. Upon such attornment this Lease shall continue in full force and effect as, or as if it were, a direct lease between the successor landlord and Tenant upon all of the terms, conditions and covenants as are set forth in this Lease and shall be applicable after such attornment except that the successor landlord shall not:

               (a) be liable for any previous act or omission of Landlord under this Lease;

               (b) be subject to any offset, not expressly provided for in this Lease, which shall have theretofore accrued to Tenant against Landlord;

               (c) be bound by any previous modification of this Lease, not expressly provided for in this Lease, or by any previous prepayment of more than one month's fixed rent, unless such modification or prepayment shall have been expressly approved in writing by the lessor of the superior lease or the holder of the superior mortgage through or by reason of which the successor landlord shall have succeeded to the rights of Landlord under this Lease;

               (d) be bound by any obligation to perform any work for, or make any payment to, Tenant which was required to be performed or made prior to the time such successor landlord succeeded to any prior Landlord's interest; and

               (e) be accountable for any monies deposited with any prior landlord (including security deposits), except to the extent such monies are actually received by such successor landlord.

                                    ARTICLE 8
                                 QUIET ENJOYMENT

          8.01 So long as Tenant pays all the fixed rent and additional rent due hereunder and performs all of Tenant's other obligations hereunder, Tenant shall peaceably and quietly have, hold and enjoy the Demised Premises subject, nevertheless, to the obligations of this Lease and, as provided in Article 7, to the superior leases and the superior mortgages.

                                    ARTICLE 9
                           ASSIGNMENT AND SUBLETTING

          9.01 Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, nor suffer, nor permit the Demised Premises or any part thereof to be used or occupied by others, without the prior written consent of Landlord in each instance. If this Lease be assigned, or if the Demised Premises or any part thereof be underlet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, undertenant or occupant, and apply the net amount collected to the rent herein reserved, but no assignment, underletting, occupancy or collection shall be deemed a waiver of the provisions hereof, the acceptance of the assignee, undertenant or occupant as Tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Landlord to an assignment or underletting shall not in any way be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or underletting. In no event shall any permitted sublessee assign or encumber its sublease or further sublet all or any portion of its sublet space, or otherwise suffer or permit the sublet space or any part thereof to be used or occupied by others, without Landlord's prior written consent in each instance.

          9.02 If Tenant shall at any time or times during the term of this Lease desire to assign this Lease or sublet all or part of the Demised Premises, Tenant shall give notice thereof to Landlord, which notice (the "REQUEST NOTICE") shall be accompanied by (a) a true and correct copy of the fully executed proposed assignment or sublease, the effective or commencement date of which shall be not less than sixty (60) nor more than one hundred eighty (180) days after the giving of such notice, (b) a statement setting forth in reasonable detail the identity of the proposed assignee or subtenant, the nature of its business and its proposed use of the Demised Premises, and (c) current financial information with respect to the proposed assignee or subtenant, including, without limitation, its most recent financial report. Such notice shall be deemed an offer from Tenant to Landlord whereby Landlord (or Landlord's designee) may, at its option, (i) sublease such space (hereinafter referred to as the "LEASEBACK SPACE") from Tenant upon the terms and conditions hereinafter set forth (if the proposed transaction is a sublease of all or part of the Demised Premises), (ii) terminate this Lease (if the proposed transaction is an assignment or a sublease of all or substantially all of the Demised Premises), or (iii) terminate this Lease with respect to the Leaseback Space (if the proposed transaction is a sublease of part of the Demised Premises). Said options may be exercised by Landlord by notice to Tenant at any time within sixty (60) days after such notice has been given by Tenant to Landlord; and during such sixty (60) day period Tenant shall not assign this Lease nor sublet such space to any person.

          9.03 If Landlord exercises its option to terminate this Lease in the case where Tenant desires either to assign this Lease or sublet all or substantially all of the Demised Premises, then, this Lease shall end and expire on the date that such assignment or sublet was to be effective or commence, as the case may be, and the fixed rent and additional rent shall be paid and apportioned to such date.

          9.04 If Landlord exercises its option to terminate this Lease in part in any case where Tenant desires to sublet part of the Demised Premises, then,
(a) this Lease shall end and expire with respect to such part of the Demised Premises on the date that the proposed sublease was to commence; (b) from and after such date the fixed rent and additional rent shall be adjusted, based upon the proportion that the rentable area of the Demised Premises remaining bears to the total rentable area of the Demised Premises; and (c) Tenant shall pay to Landlord, upon demand, the costs incurred by Landlord in physically separating such part of the Demised Premises from the balance of the Demised Premises and in complying with any laws and requirements of any public authorities relating to such separation.

          9.05 If Landlord exercises its option to sublet the Leaseback Space, such sublease to Landlord or its designee (as subtenant) shall be at the lower of (i) the rental rate per rentable square foot of fixed rent and additional rent then payable pursuant to this Lease or (ii) the rentals set forth in the proposed sublease, and shall be for the same term as that of the proposed subletting, and such sublease shall:

               (a) be expressly subject to all of the covenants, agreements, terms, provisions and conditions of this Lease except such as are irrelevant or inapplicable, and except as otherwise expressly set forth to the contrary in this Section;

               (b) be upon the same terms and conditions as those contained in the proposed sublease, except such as are irrelevant or inapplicable and except as otherwise expressly set forth to the contrary in this Section;

               (c) give the sublessee the unqualified and unrestricted right, without Tenant's permission, to assign such sublease or any interest therein and/or to sublet the Leaseback Space or any part or parts of the Leaseback Space and to make any and all changes, alterations, and improvements in the space covered by such sublease and if the proposed sublease will result in all or substantially all of the Demised Premises being sublet, grant Landlord or its designee the option to extend the term of such sublease for the balance of the term of this Lease less one (1) day;

               (d) provide that any assignee or further subtenant, of Landlord or its designee, may, at the election of Landlord, be permitted to make alterations, decorations and installations in the Leaseback Space or any part thereof and shall also provide in substance that any such alterations, decorations and installations in the Leaseback Space therein made by any assignee or subtenant of Landlord or its designee may be removed, in whole or in part, by such assignee or subtenant, at its option, prior to or upon the expiration or other termination of such sublease provided that such assignee or subtenant, at its expense, shall repair any damage and injury to that portion of the Leaseback Space caused by such removal; and

               (e) also provide that (i) the parties to such sublease expressly negate any intention that any estate created under such sublease be merged with any other estate held by either of said parties, (ii) any assignment or subletting by Landlord or its designee (as the subtenant) may be for any purpose or purposes that Landlord, in Landlord's uncontrolled discretion, shall deem suitable or appropriate, (iii) Tenant, at Tenant's expense, shall and will at all times provide and permit reasonably appropriate means of ingress to and egress from the Leaseback Space so sublet by Tenant to Landlord or its designee,
(iv) Landlord, at Tenant's expense, may make such alterations as may be required or deemed necessary by Landlord to physically separate the Leaseback Space from the balance of the Demised Premises and to comply with any laws and requirements of public authorities relating to such separation, and (v) that at the expiration of the term of such sublease, Tenant will accept the space covered by such sublease in its then existing condition, subject to the obligations of the sublessee to make such repairs thereto as may be necessary to preserve the premises demised by such sublease in good order and condition.

          9.06 (a) If Landlord exercises its option to sublet the Leaseback Space, Landlord shall indemnify and save Tenant harmless from all obligations under this Lease as to the Leaseback Space during the period of time it is so sublet to Landlord;

               (b) Performance by Landlord, or its designee, under sublease of the Leaseback Space shall be deemed performance by Tenant of any similar obligation under this Lease and any default under any such sublease shall not give rise to a default under a similar obligation contained in this Lease, nor shall Tenant be liable for any default under this Lease or deemed to be in default hereunder if such default is occasioned by or arises from any act or omission of the Tenant under such sublease or is occasioned by or arises from any act or omission of any occupant holding under or pursuant to any such sublease; and

               (c) Tenant shall have no obligation, at the expiration or earlier termination of the term of this Lease, to remove any alteration, installation or improvement made in the Leaseback Space by Landlord.

          9.07 In the event Landlord does not exercise an option provided to it pursuant to Section 9.02 Landlord shall give consideration to the transfer described in the applicable Request Notice, however, Landlord shall not be obligated to give its consent thereto. If Landlord, in its sole discretion, shall give its consent to a transfer described in a Request Notice, said consent shall not be effective unless it is in writing and the following conditions are satisfied, as determined by Landlord:

               (a) Tenant shall have complied with the provisions of Section
9.02 and Landlord shall not have exercised any of its options under said Section
9.02 within the time permitted therefor;

               (b) In Landlord's reasonable judgment the proposed assignee or subtenant is engaged in a business and the Demised Premises, or the relevant part thereof, will be used in a manner which (i) is in keeping with the then standards of the Building, (ii) is limited to the use expressly permitted under this Lease, and (iii) will not violate any negative covenant as to use contained in any other lease of space in the Building;

               (c) The proposed assignee or subtenant is a reputable person of good character and with sufficient financial worth considering the responsibility involved, and Landlord has been furnished with reasonable proof thereof;

               (d) Neither (i) the proposed assignee or sublessee nor (ii) any person which, directly or indirectly, controls, is controlled by, or is under common control with, the proposed assignee or sublessee or any person who controls the proposed assignee or sublessee, is then an occupant of any part of the Building;

               (e) The proposed assignee or sublessee is not a person with whom Landlord has negotiated with or is then negotiating with to lease space in the Building;

               (f) The form of the proposed lease shall be in form reasonable satisfactory to Landlord and shall comply with the applicable provisions of this Article;

               (g) There shall not be more than one (1) subtenant (including Landlord or its designee) of the Demised Premises;

               (h) The amount of the aggregate rent to be paid by the proposed subtenant is not less than the then current market rent per rentable square foot for the Demised Premises as though the Demised Premises were vacant, and the rental and other terms and conditions of the sublease are the same as those contained in the proposed sublease furnished to Landlord pursuant to Section 9.02;

               (i) Tenant shall not have (i) advertised or publicized in any way the availability of the Demised Premises without prior notice to and approval by Landlord, nor shall any advertisement state the name (as distinguished from the address) of the Building or the proposed rental, (ii) listed the Demised Premises for subletting or assignment, with a broker, agent or representative other than the then managing agent of the Building or other agent designated by Landlord, or otherwise at a rental rate less than the greater of (1) the fixed rent and additional rent then payable hereunder for such space, or (2) the fixed rent and additional rent at which Landlord is then offering to lease other space in the Building;

               (j) The sublease shall not allow the use of the Demised Premises or any part thereof for (i) the preparation and/or sale of food for on or off premises consumption or (ii) for use by a foreign or domestic governmental agency. Except for any subletting by Tenant to Landlord or its designee pursuant to the provisions of this Article, each subletting pursuant to this Article shall be subject to all of the covenants, agreements, terms, provisions and conditions contained in this Lease. Notwithstanding any such subletting to Landlord or any such subletting to any other subtenant and/or acceptance of rent or additional rent by Landlord from any subtenant, Tenant shall and will remain fully liable for the payment of the fixed rent and additional rent due and to become due hereunder and for the performance of all the covenants, agreements, terms, provisions and conditions contained in this Lease on the part of Tenant to be performed and all acts and omissions of any licensee or subtenant or anyone claiming under or through any subtenant which shall be in violation of any of the obligations of this Lease, and any such violation shall be deemed to be a violation by Tenant. Tenant further agrees that notwithstanding any such subletting, no other and further subletting of the Premises by Tenant or any person claiming through or under Tenant (except as provided in Section 9.05) shall or will be made except upon compliance with and subject to the provisions of this Article. If Landlord shall decline to give its consent to any proposed assignment or sublease, or if Landlord shall exercise any of its options under
Section 9.02, Tenant shall indemnify, defend and hold harmless Landlord against and from any and all loss, liability, damages, costs and expenses (including reasonable counsel fees) resulting from any claims that may be made against Landlord by the proposed assignee or sublessee or by any brokers or other persons claiming a commission or similar or similar compensation in connection with the proposed assignment or sublease; and

               (k) Tenant shall reimburse Landlord on demand for any costs that may be incurred by Landlord in connection with any proposed assignment or sublease, including, without limitation, the costs of making investigations as to the acceptability of the proposed assignee or subtenant, and legal costs incurred in connection with the granting of any requested consent.

               (l) It shall be an affirmative obligation of Tenant to comply with the provisions of this Section 9.07 and Tenant's failure to do so shall be a default under the terms of this Lease.

          9.08 In the event that (a) Landlord fails to exercise any of its options under Section 9.02 and consents to a proposed assignment or sublease, and (b) Tenant fails to execute and deliver the assignment or sublease to which Landlord consented within 90 days after the giving of such consent, then, Tenant shall again comply with all of the provisions and conditions of Section 9.02 before assigning this Lease or subletting all or part of the Demised Premises.

          9.09 With respect to each and every sublease or subletting authorized by Landlord under the provisions of this Lease, it is further agreed:

               (a) no subletting shall be for a term ending later than one day prior to the expiration date of this Lease;

               (b) no sublease shall be valid and no subtenant shall take possession of the Demised Premises or any part thereof, until an executed counterpart of such sublease has been delivered to Landlord; and

               (c) each sublease shall provide that it is subject and subordinate to this Lease and to the matters to which this Lease is or shall be subordinate, and that in the event of termination, re-entry or dispossess by Landlord under this Lease Landlord may, at its option, take over all of the right, title and interest of Tenant, as sublessor, under such sublease, and such subtenant shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not (i) be liable for any previous act or omission of Tenant under such sublease, (ii) be subject to any offset, not expressly provided in such sublease, which theretofore accrued to such subtenant against Tenant, or (iii) be bound by any previous modification of such sublease or by any previous prepayment of more than one month's rent.

          9.10 If the Landlord shall give its consent to any assignment of this Lease or to any sublease, Tenant shall in consideration therefor, pay to Landlord, as additional rent:

               (a) in the case of an assignment, an amount equal to all sums and other considerations paid to Tenant by the assignee for or by reason of such assignment (including, but not limited to, sums paid for the sale of Tenant's fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property, less, in the case of a sale thereof, the then net unamortized or undepreciated cost thereof determined on the basis of Tenant's federal income tax returns); and

               (b) in the case of a sublease, any rents, additional charge or other consideration payable to Tenant, directly or indirectly, by any subtenant or any other entity or person related to, or affiliated with subtenant, or any other amount received by Tenant or any entity or person related to, or affiliated with, Tenant (including, but not limited to, any subsidiary or sister corporation) from, or in connection with, any subletting that are in excess of the fixed rent and additional rent accruing during the term of the sublease in respect of the subleased space (at the rate per square foot payable by Tenant hereunder) pursuant to the terms hereof (including, but not limited to, sums paid for the sale or rental of Tenant's fixtures leasehold improvements, equipment, furniture or other personal property, less, in the case of the sale thereof, the then net unamortized or undepreciated cost thereof determined on the basis of Tenant's federal income tax returns). The sums payable under this
Section 9.10(b) shall be paid to Landlord as and when payable by the subtenant to Tenant.

          9.11 Intentionally Deleted.

          9.12 Any assignment or transfer, whether made with Landlord's consent pursuant to Section 9.01 or without Landlord's consent pursuant to Section 9.11, shall be made only if, and shall not be effective until, the assignee shall execute, acknowledge and deliver to Landlord an agreement in form and substance satisfactory to Landlord whereby the assignee shall assume the obligations of this Lease on the part of Tenant to be performed or observed and whereby the assignee shall agree that the provisions in Section 9.01 shall, notwithstanding such assignment or transfer, continue to be binding upon it in respect of all future assignments and transfers. The original named Tenant covenants that, notwithstanding any assignment or transfer, whether or not in violation of the provisions of this Lease, and notwithstanding the acceptance of fixed rent and/or additional rent by Landlord from an assignee, transferee, or any other party, the original named Tenant shall remain fully liable for the payment of the fixed rent and additional rent and for the other obligations of this Lease on the part of Tenant to be performed or observed.

          9.13 The joint and several liability of Tenant and any immediate or remote successor in interest of Tenant and the due performance of the obligations of this Lease on Tenant's part to be performed or observed shall not be discharged, released or impaired in any respect by any agreement or stipulation made by Landlord extending the time of, or modifying any of the obligations of, this Lease, or by any waiver or failure of Landlord to enforce any of the obligations of this Lease.

          9.14 The listing of any name other than that of Tenant, whether on the doors of the Demised Premises or the Building directory, or otherwise, shall not operate to vest any right or interest in this Lease or in the Demised Premises, nor shall it be deemed to be the consent of Landlord to any assignment, or transfer of this Lease or to any sublease of the Demised Premises or to the use or occupancy thereof by others.

          9.15 If Tenant assumes this Lease and proposes to assign the same pursuant to the provisions of 11 U.S.C. Section 101 et seq., or any statute of similar purpose or nature (the "BANKRUPTCY CODE") to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to the Tenant, then notice of such proposed assignment shall be given to Landlord by Tenant no later than twenty (20) days after receipt of such offer by Tenant, but in any event no later than ten (10) days prior to the date that Tenant shall make application to a court of competent jurisdiction for authority and approval to enter into such assignment and assumption. Such notice shall set forth (a) the name and address of such person, (b) all of the terms and conditions of such offer, and (c) adequate assurance of future performance by such person under the Lease, including, without limitation, the assurance referred to in Section 365(b)(3) of the Bankruptcy Code. Landlord shall have the prior right and option, to be exercised by notice to Tenant given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person, less any brokerage commissions which would otherwise be payable by Tenant out of the consideration to be paid by such person in connection with the assignment of this Lease. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease from and after the date of such assignment, and to be subject to Tenant's use restrictions, and operating covenant, set forth in this Article hereof. Any such assignee shall execute and deliver to Landlord upon demand an instrument confirming such assumption. If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other consideration constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and shall be promptly paid to or turned over to Landlord.

          9.16 The term "adequate assurance of future performance" as used in this Lease shall mean (in addition to the assurances called for in said Section 365(b)(3) that any proposed assignee shall, among other things, (a) deposit with Landlord on the assumption of this Lease an amount equal to the then annual Fixed Rent and Additional Rent as security for the faithful performance and observance by such assignee of the terms and obligations of this Lease, (b) furnish Landlord with financial statements of such assignee for the prior three
(3) fiscal years, as finally determined after an audit and certified as correct by a certified public accountant, which financial statements shall show a net worth at least equal to five (5) times the then Fixed Rent plus Additional Rent payable in the year such statements shall be furnished, (c) grant to Landlord a security interest in such property of the proposed assignee as Landlord shall deem necessary to secure such assignee's future performance under this Lease, and (d) provide such other information or take such action as Landlord, in its reasonable judgment, shall determine is necessary to provide adequate assurance of the performance by such assignee of its obligations under the Lease.

          9.17 Notwithstanding any of the foregoing provisions, covenants, and conditions to the contrary, if this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, any and all monies or other considerations payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and be promptly paid to or turned over to Landlord. If Tenant proposes to assign this Lease pursuant to the provisions of the Bankruptcy Code to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to Tenant, then notice of such proposed assignment setting forth (a) the name and address of such person,
(b) all of the terms and conditions of such offer, and (c) the adequate assurance to be provided by Tenant to assure such person's future performance under the Lease, including, without limitation, the assurance referred to in
Section 365(b)(3) of the Bankruptcy Code, or any such successor or substitute legislation or rule thereto, shall be given to Landlord by Tenant no later than 20 days after receipt by Tenant, but in any event no later than 10 days prior to the date that Tenant shall make application to a court of competent jurisdiction for authority and approval to enter into such assignment and assumption. Landlord shall thereupon have the prior right and option, to be exercised by notice to Tenant given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person, less any brokerage commissions which may be payable out of the consideration to be paid by such person for the assignment of this Lease. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on or after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption.

          9.18 If, at any time after Tenant may have assigned Tenant's interest in this Lease, this Lease shall be disaffirmed or rejected in any proceeding of the types described in Section 9.15 or Section 25.01 hereof, or in any similar proceeding, or in the event of termination of this Lease by reason of any such proceeding or by reason of lapse of time following notice of termination given pursuant to Article 25 or otherwise in this Lease, based upon any of the events of default set forth in said Section 25.01, or otherwise in lease, Tenant, upon request of Landlord given within thirty (30) days next following any such disaffirmance, rejection or termination (and actual notice thereof to Landlord in the event of a disaffirmance or rejection or in the event of termination other than by act of Landlord), shall (a) pay to Landlord all Fixed Rent and Additional Rent due and owing by the assignee to Landlord under this Lease to and including the date of such disaffirmance, rejection or termination, and (b) as "tenant," enter into a new lease with Landlord for a term commencing on the effective date of such disaffirmance, rejection or termination and ending on the expiration date of the Term, unless sooner terminated as in such lease provided, at the same Fixed Rent and Additional Rent and upon the then executory terms, covenants and conditions as are contained in this Lease, except that (i) Tenant's rights under the new lease shall be subject to the possessory rights of the assignee under this Lease and the possessory rights of any person claiming through or under such assignee or by virtue of any statute or of any order of any court, (ii) such new lease shall require all defaults existing under this Lease to be cured by Tenant with due diligence, and (iii) such new lease shall require Tenant to pay all Fixed Rent and Additional Rent reserved in this Lease which, had this Lease not been so disaffirmed, rejected or terminated, would have accrued under the provisions of this Lease after the date of such disaffirmance, rejection or termination with respect to any period prior thereto. If Tenant shall default in its obligation to enter into said new lease for a period of ten (10) days next following Landlord's request therefor, then in addition to all other rights and remedies by reason of such default, either at law or in equity, Landlord shall have the same rights and remedies against Tenant as if Tenant had entered into such new lease and such new lease had thereafter been terminated as of the commencement date thereof by reason of Tenant's default thereunder.

          9.19 The provisions of Sections 9.09 through and including 9.19 hereof shall survive the expiration or earlier termination of this Lease.

          9.20 In no event shall Tenant mortgage, encumber, pledge, grant a security interest in, collaterally assign or conditionally transfer this Lease, any equipment or fixtures incorporated in or used in connection with the Demised Premises or any subleases or any of the rents, issues and profits therefrom.

                                   ARTICLE 10
                      COMPLIANCE WITH LAWS AND REQUIREMENTS
                              OF PUBLIC AUTHORITIES

          10.01 Tenant shall give prompt notice to Landlord of any notice it receives of the violation of any law rule, order, ordinance, direction, regulation or requirement of any federal, state municipal or public authority. Tenant, at its expense, shall comply with all laws rules, orders, ordinances, directions, regulations and requirements of municipal or public authorities now in force or which may hereafter be in force which shall, with respect to the Demised Premises or the use and occupation thereof, or the abatement of any nuisance, impose any violation, order or duty on Landlord or Tenant, arising from (i) Tenant's use, occupation, or alteration of the Demised Premises, (ii) any cause or condition created by or at the instance of Tenant, other than by other property therein, (iii) any cause or condition created by or at the instance of Tenant, other than by Landlord's performance of any work for or on behalf of Tenant, or (iv) breach of any of Tenant's obligations hereunder. However, Tenant shall not be so required to make any structural or other substantial change in the Demised Premises unless the requirement arises from a cause or condition referred to in clause (ii), (iii), or (iv) above. Furthermore, Tenant need not comply with any such law or requirement of public authority so long as Tenant shall be contesting the validity thereof, or the applicability thereof to the Demised Premises, in accordance with Section 10.02. Landlord, at its expense, shall comply with all other such laws and requirements of public authorities as shall affect the Demised Premises, but may similarly contest the same subject to conditions reciprocal to subsections (a), (b) and
(d) of Section 10.02.

          10.02 Tenant may, at its expense (and if necessary, in the name of but without expense to Landlord) contest, by appropriate proceedings prosecuted diligently and in good faith, the validity, or applicability to the Demised Premises, of any law or requirement of public authority, and Landlord shall cooperate with Tenant in such proceedings, provided that:

               (a) Landlord shall not be subject to criminal penalty or to prosecution for a crime nor shall the Demised Premises or any part thereof be subject to being condemned or vacated, by reason of noncompliance or otherwise by reason of such contest;

               (b) Tenant shall defend, indemnify and hold harmless Landlord against all liability, loss or damage which Landlord shall suffer by reason of such non-compliance or contest, including reasonable attorney's fees and other expenses reasonably incurred by Landlord;

               (c) such non-compliance or contest shall not constitute or result in any violation of any superior lease or superior mortgage, or if such superior lease and/or superior mortgage shall permit such noncompliance or contest on condition of the taking of action or furnishing of security by Landlord, such action shall be taken and such security shall be furnished at the expense of Tenant; and

               (d) Tenant shall keep Landlord advised as to the status of such proceedings. Without limiting the application of Subsection (a) above thereto, Landlord shall be deemed subject to prosecution for a crime within the meaning of said Subsection, if Landlord, or any officer of Landlord individually, is charged with a crime of any kind or degree whatever, whether by service of a summons or otherwise, unless such charge is withdrawn before Landlord or such officer (as the case may be) is required to plead or answer thereto.

          10.03 Landlord represents that it will comply within all present laws within Landlord's control which are related to the Building.

                                   ARTICLE 11
                                    INSURANCE

          11.01 Tenant assumes the liability for damage to the Demised Premises, all improvements, fixtures, partitions, equipment and person property therein, and all appurtenances thereto, regardless of the cause thereof. Except as otherwise provided herein, Tenant expressly waives and releases Landlord from all claims against Landlord and agrees to hold Landlord harmless for any loss resulting from damage or loss to Tenant's goods, wares, merchandise, inventories, fixtures and/or equipment of any invitee, subsidiary, or affiliate of Tenant in, upon or about said Demised Premises regardless of the cause.

          11.02 Tenant shall secure, pay for and maintain, at its own expense, the following insurance policies in full force and effect during the term of the Lease for the benefit of the Landlord, Tenant and any holder of a mortgage on the Building of which Tenant has notice:

               (a) Commercial General Liability: at limits of $3,000,000 aggregate per occurrence/$3,000,000 aggregate per location subject to no deductible including broad form general liability extensions without limitations and host liquor liability coverage. Contractual liability, if not written on a blanket basis must be endorsed to cover indemnities specified herein. This policy shall be written on an "occurrence" basis.

                    Policy shall be endorsed to name Landlord as "additional insured". Definition of Additional Insured shall include all partners, officers, directors, employees, agents and representatives of the named entity including its managing agent, if any. Further, coverage for "Additional Insured" shall apply on a primary basis irrespective of any other insurance, whether collectible or not.

                    (b) Property Insurance: Replacement cost insurance on Tenant's machinery, equipment, furniture and fixtures, goods, wares, merchandise, improvements/betterments and Business Interruption/Extra Expense in sufficient amounts against damage caused by fire and all other perils covered by a standard All Risk Insurance Policy. Tenant agrees to waive its right of subrogation against Landlord and shall obtain a waiver from its respective insurance companies releasing these carriers' subrogation rights against the Landlord.

                    (c) Commercial Auto Liability Insurance (with special endorsement covering mobile equipment and contractual liability) covering owned, non-owned and hired vehicles providing bodily injury and property damage coverage, all on a per occurrence basis, at a combined single limit in such amount as Landlord and Landlord's managing agent may reasonably determine and in no event less than one million ($1,000,000) dollars;

                    (d) Workers Compensation and Employers Liability Insurance affording coverage under the Workers Compensation laws of the applicable State and Employers Liability coverage subject to a limit of no less than $500,000 each employee, $500,000 each accident, $500,000 policy limit.

                    (e) Umbrella Liability Insurance at not less than a $5,000,000 limit providing excess coverage over all limits and coverages noted above in this Section 11.02. This policy shall be written on an "occurrence" basis.

                    Policy shall be endorsed to name Landlord as "additional insured". Definition of Additional Insured shall include all partners, officers, directors, employees, agents and representatives of the named entity including its managing agent, if any. Further, coverage for "Additional Insured" shall apply on a primary basis irrespective of any other insurance, whether collectible or not.

               (f) Insurance covering in full interruption of Tenant's business for a minimum of twenty-four (24) months;

               (g) Evidence (Notices) of Compliance All policies shall be endorsed to provide that in the event of cancellation, non-renewal or material modification, Landlord shall receive thirty (30) days written notice thereof. Tenant shall furnish Landlord with Certificates of Insurance evidencing compliance with all insurance provisions noted above no later than (5) days prior to the Commencement Date; and prior to the expiration or anniversary of the respective policy terms. All Certificates of Insurance or policy termination notices should be delivered to:

                         173 Bridge Plaza North
                         Fort Lee, New Jersey 07024
                         Attention: ___________________

               (h) Indemnification/Hold Harmless Tenant shall, to the fullest extent permitted by law and at its own cost and expense, defend, indemnify and hold Landlord its partners, directors, officers, employees, servants, representatives and agents harmless from and against any and all claims, loss, (including attorneys' fees, witnesses' fees and all court costs), damages, expense and liability (including statutory liability), resulting from injury and/or death of any person or damage to or loss of any property arising out of any negligent or wrongful act, error or omission or breach of contract, in connection with the operations of Tenant. The foregoing indemnity shall include injury or death of any employee of Tenant and shall not be limited in any way by an amount or type of damages, compensation or benefits payable under any applicable Workers Compensation, Disability Benefits or other similar employee benefits acts.

               (i) All policies noted above shall be written with insurance companies licensed to do business in the State of New Jersey and rated no lower than A:10 in the most current edition of A.M. Best's Property Casualty Key Rating Guide.

Failure to comply with any of the insurance provisions noted above will result in a breach of the Lease by the Tenant.

          11.03 Tenant shall endeavor to secure an appropriate clause in, or an endorsement upon, each "All Risk" property policy obtained by it and covering the Demised Premises or the personal property, fixtures and equipment located therein or thereon, pursuant to which the Tenant's insurance company waives subrogation or permits the insured, prior to any loss, to agree with a third party to waive any claim it might have against said third party. The waiver of subrogation or permission for waiver of any claim hereinbefore referred to shall extend to the agents of Tenant and its employees and, shall also extend to all other persons and entities occupying or using the Demised Premises in accordance with the terms of this Lease.

          11.04 If, by reason of a failure of Tenant to comply with any of the provisions of Article 10 or Article 11, the rate of fire insurance with extended coverage on the Building or equipment or other property of Landlord shall be higher than it otherwise would be, Tenant shall reimburse Landlord, on demand, for that part of the premiums for fire insurance and extended coverage paid by Landlord because of such failure on the part of Tenant.

          11.05 A schedule or make up of rates for the Building or the Demised Premises, as the case may be, issued by the New Jersey Fire Insurance Rating Organization or other similar body making rates for fire insurance and extended coverage for the premises concerned, shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rate with extended coverage then applicable to such premises.

                                   ARTICLE 12
                             RULES AND REGULATIONS

          12.01 Tenant and its employees and agents shall faithfully observe and comply with the Rules and Regulations annexed hereto as EXHIBIT D, and such reasonable changes therein (whether by modification, elimination or addition) as Landlord at any time or times hereafter may make and communicate in writing to Tenant, which do not unreasonably affect the conduct of Tenant's business in the Demised Premises except as required by any governmental law, rule, regulation, ordinance or similar decree; provided, however, that in case of any conflict or inconsistency between the provisions of this Lease and any of the Rules and Regulations as originally promulgated or as changed, the provisions of this Lease shall control.

          12.02 Nothing in this Lease contained shall be construed to impose upon Landlord any duty or obligation to Tenant to enforce the Rules and Regulations or the terms, covenants or conditions in any other lease, as against any other tenant, and Landlord shall not be liable to Tenant for violation of the same by any other tenant or its employees, agents or visitors. However, Landlord shall not enforce any of the Rules and Regulations in such manner as to discriminate against Tenant or anyone claiming under or through Tenant, and Landlord agrees to use reasonable efforts to promptly investigate any violation of a Rule or Regulation.

                                   ARTICLE 13
                                TENANT'S CHANGES

          13.01 Tenant shall not during the term of this Lease, make alterations, additions, installation, substitutions, improvements and decorations (hereinafter collectively referred to as "CHANGES" and, as applied to changes provided for in this Article, "TENANT'S CHANGES") in and to the Demised Premises. In the event Landlord approves any requested Tenant's Changes, Tenant agrees that these will be subject to the following conditions:

               (a) No Tenant Change shall affect the outside appearance or the strength of the Building or of any of its structural parts.

               (b) No Tenant Change shall affect any part of the Building outside of the Demised Premises.

               (c) No Tenant Change shall adversely affect the proper functioning of any of the mechanical, electrical, sanitary and other service systems of the Building.

               (d) in performing the work involved in making such changes, Tenant shall be bound by and observe all of the conditions and covenants contained in the following Sections of this Article; and

               (e) Before proceeding with any Tenant's Changes, Tenant will advise Landlord thereof and shall submit to Landlord all plans and specifications and all changes and revisions thereto for the proposed changes, and for the work to be done for Landlord's approval and Tenant shall, upon demand of Landlord, pay to Landlord the reasonable costs incurred by Landlord for the review of such plans and specifications and all changes and revisions thereto by its architect, engineer and other consultants. Landlord may as a condition of its approval require Tenant to make revisions in and to the plans and specifications and to post a bond or other security reasonably satisfactory to Landlord to insure the completion of such change. Notwithstanding the foregoing, Landlord's approval of plans and specifications shall not be required in connection with any cosmetic non-structural change, the estimated cost of which, in the aggregate, does not exceed seven thousand five hundred ($7,500.00) dollars provided such changes may be undertaken without the filing of any materials with the City of Fort Lee (exclusive of the costs of decorating work and items constituting TENANT'S PROPERTY, as defined in Article 14, and any architect's and engineer's fees) and provided same complies with all applicable laws, rules and regulations.

               (f) Landlord will choose a contractor who will perform the Tenant's Changes at Tenant's sole cost and expense. Additionally, Tenant shall pay to Landlord, on demand, an amount equal to twenty (20%) percent of the contract price, which includes Landlord's overhead for administration, review and handling of the Changes.

               (g) It is further agreed upon that should the Tenant fail after three (3) days request by Landlord to provide any necessary information to the Landlord, the Landlord may, at it's option, perform the Changes using building standard materials and charge Tenant the cost of said work, plus twenty (20%) percent of Landlord's cost (which building standard materials include items generally included within the term "building standard materials" in the Metropolitan New York area).

               (h) 1. Before commencement of Tenant's Changes, Tenant's general contractor and/or sub-contractors shall secure, pay for and maintain the following insurance: (i) property insurance upon all tools, material and equipment (owned, borrowed or leased by the contractor or their employees) to the full replacement value thereof during the full term of this contract. This insurance shall insure against damage or loss caused by fire and other perils covered by a standard "All Risk" insurance policy. Contractors agree to waive their right of subrogation against Landlord. The property policy shall allow for a waiver of subrogation in favor of Landlord. Failure of the contractor to secure and maintain adequate coverage shall not obligate the Landlord or its agents or employees for any losses; (ii) Workers Compensation affording coverage under the Workers Compensation laws of the State of New Jersey and Employers Liability coverage subject to a limit of no less than $500,000 each employee, $500,000 each accident, and $500,000 policy limit; (iii) Commercial General Liability Insurance for limits of $1,000,000 per occurrence Bodily Injury and Property Damage Combined, $1,000,000 per occurrence Personal & Advertising Injury, $2,000,000 aggregate Products and Completed Operations Liability, $100,000 Fire Legal Liability and $2,000,000 General Aggregate limit per location per job. The policy shall be written on an occurrence basis with no deductible; (iv) Automobile Liability Insurance for Bodily Injury and Property Damage in the amount of $1,000,000 combined and covering all owned, non-owned and hired vehicles; and (v) Umbrella Liability Insurance at not less than a $5,000,000 limit providing excess coverage over all limits and coverages noted in paragraphs (i), (ii), (iii) and (iv) above. This policy shall be written on an "occurrence" basis. All policies noted in the above shall be written with insurance companies licensed to business in the State of New Jersey and rate no lower than A:10 in the most current edition of A.M. Best's Property Casualty
Key Rating Guide. All policies noted in the above shall be endorsed to name Landlord as "Additional Insured". Definition of Additional Insured shall include partners, officers, directors, employees, agents and representatives of the named entity including its managing agent. Further coverage for the "Additional Insured shall apply on a primary basis irrespective of any other insurance, whether collectible. Tenant's General Contractor and/or subcontractor(s) shall furnish Landlord with original insurance policies or duly executed, appropriate certificates (together with reasonably adequate evidence of waivers of subrogation as required herein and or payment of insurance premiums), together with all replacements, renewals and endorsements, no later than five (5) days prior to commencement of Tenant's Changes and if applicable, Tenant's Initial Installation.

                    2. At its own cost and expense, Tenant, Tenant's general contractor (if other than Landlord) shall, in accordance with all of the insurance requirements herein contained, obtain professional liability insurance for all architects, designers and engineers with regard to all of their work in or in connection with the Demised Premises, in a minimum policy amount of $1,000,000.

                    3. The limits of all insurance provided herein shall: (i) not limit Tenant's liability to Landlord under this Lease; and (ii) be subject to increase to the same extent as otherwise provided under this Lease with respect to liability insurance.

                    4. All policies of insurance maintained by Tenant, Tenant's general contractor and/or subcontractor herein, shall be written as primary policies not contributing with, nor in excess of, insurance coverage that Landlord and Others in Interest may have. Tenant shall not carry separate or additional insurance which, in the event of any loss or damage, is concurrent in form or would contribute with the insurance required to be maintained by Tenant under this Lease.

                    5. Each policy required to be provided hereunder (and each certificate of insurance issued with respect thereto) shall contain endorsements by the insurer, without disclaimers, that the policies will not be canceled, materially changed, amended, reduced or non-renewed without at least thirty (30) days prior notice to Landlord and Others in Interest, that the act or omission of any insured will not invalidate the policy as to any other insured, and that Tenant (or the general contractor or subcontractor(s), as the case may be) solely shall be responsible for payment of all premiums under such policies and that neither Landlord nor Others in Interest shall have any obligations for the payment thereof.

                    6. In the event Tenant or its contractors shall fail to procure and place any insurance required under this Lease, after notice to Tenant, Landlord may, but shall not be obligated to, procure and place same, in which event the amount of the premium paid shall be refunded by Tenant to Landlord within 30 days of notice, as additional rent.

          13.02 Tenant, at its expense, shall obtain all necessary governmental permits and certificates for the commencement and prosecution of Tenant's Changes and for final approval thereof upon completion and shall furnish copies thereof to Landlord, so that the Tenant's Changes to be performed in compliance therewith and with all applicable laws and requirements of public authorities, and with all applicable requirements of insurance bodies, and in good and workmanlike manner, using new materials and equipment at least equal in quality and class to the original installations in the Building. Tenant's Changes will be performed in such manner as not to unreasonably interfere with or delay and as not to impose any additional expense upon Landlord in the construction, maintenance or operation of the Building or any portion thereof. If any of Tenant's Changes shall involve the removal of any fixtures, equipment or other property in the Demised Premises which are not Tenant's Property (as defined in Article 14), Tenant shall notify Landlord and such fixtures, equipment or other property shall be promptly replaced, by Landlord at Tenant's expense, with new fixtures, equipment or other property (as the case may be) of like utility and at least equal value unless Landlord shall otherwise expressly consent in writing and Tenant shall, upon Landlord's request, store and preserve, at Tenant's sole cost and expense, any such fixtures, equipment or property so removed and shall return same to Landlord upon the expiration or sooner termination of this Lease. All electrical and plumbing work in connection with Tenant's Changes shall be performed by Landlord's contractors or subcontractors licensed therefor by all governmental agencies having or asserting jurisdiction. Upon the completion of Tenant's Changes, Tenant shall furnish to Landlord a complete set of "as-built" plans and specifications.

          13.03 Tenant, at its expense, and with diligence and dispatch, shall procure the cancellation or discharge of all notices of violation arising from or otherwise connected with Tenant's Changes which shall be issued by the Department of Buildings or any other public or quasi-public authority having or asserting jurisdiction. Tenant shall defend, indemnify and save harmless Landlord against any and all mechanic's and other liens filed in connection with Tenant's Changes, including the liens of any security interest in, conditional sales of, or chattel mortgages upon, any materials, fixtures or articles so installed in and constituting part of the Demised Premises and against all costs, expense and liabilities incurred in connection with any such lien, security interest, conditional sale or chattel mortgage or any action or proceeding brought thereon. Tenant, at its expense, shall procure the satisfaction or discharge of all such liens within fifteen (15) days after Landlord makes written demand therefor. However, nothing herein contained shall prevent Tenant from contesting, in good faith and at its own expense, any such notice of violation, provided that Tenant shall comply with the provisions of
Section 10.01.

          13.04 Tenant agrees that the exercise of its rights pursuant to the provisions of this Article 13 or any other provision of this Lease shall not be done in a manner which would create any work stoppage, picketing, labor disruption or dispute or violate Landlord's union contracts affecting the Land and/or Building nor interference with the business of Landlord or any Tenant or occupant of the Building. In the event of the occurrence of any condition described above arising from the exercise by Tenant of its right pursuant to the provisions of this Article 13 or any other provision of this Lease, Tenant shall, immediately upon notice from Landlord, cease the manner of exercise of such right giving rise to such condition. In the event Tenant fails to cease such manner of exercise of its rights as aforesaid, Landlord, in addition to any rights available to it under this Lease and pursuant to law, shall have the right to injunction without notice. With respect to Tenant's Changes, Tenant shall make all arrangements for, and pay all expenses incurred in connection with, use of the freight elevators servicing the Demised Premises, at Landlord's demand.

          13.05 Notwithstanding, anything to the contrary contained herein, Tenant shall make no changes, additions, alterations, or improvements to the Demised Premises that are visible from outside the Demised Premises without obtaining the prior written consent of Landlord; and Landlord shall have the right to withhold such consent in its sole and absolute discretion.

          13.06 All Tenant Changes shall be done at Tenant's expense and at such times and in such manner as Landlord may from time to time reasonably designate.

                                   ARTICLE 14
                                TENANT'S PROPERTY

          14.01 All fixtures, equipment, improvements and appurtenances attached to or built into the Demised Premises at the commencement of or during the term of this Lease, whether or not by or at the expense of Tenant, shall be and remain a part of the Demised Premises, shall be deemed the property of Landlord and shall not be removed by Tenant, except as hereinafter in this Article expressly provided including, without limitation the items set forth in Schedule A annexed hereto and made a part hereof, regardless of whether paid for and/or installed by Landlord or Tenant ("LANDLORD'S PROPERTY").

          14.02 Except for Landlord's Property, all paneling, movable partitions, lighting fixtures, special cabinet work, other business and trade fixtures, machinery and equipment, communications equipment and office equipment, whether or not attached to or built into the Demised Premises, which are installed in the Demised Premises by or for the account of Tenant, without expense to Landlord, and can be removed without permanent structural damage to the Building, and all furniture, furnishings and other articles of movable personal property owned by Tenant and located in the Demised Premises, (all of which are sometimes referred to as "TENANT'S PROPERTY") shall be and shall remain the property of Tenant and may be removed by it at any time during the term of this Lease; provided that if any of Tenant's Property is removed, Tenant or any party or person entitled to remove same shall repair or pay the cost of repairing any damage to the Demised Premises or to the Building resulting from such removal. No Landlord's Property, and no equipment or other property for which Landlord shall have granted any allowance or credit to Tenant or which has replaced such items originally provided by Landlord at Landlord's expense shall be considered Tenant's Property.

          14.03 At or before the Expiration Date, or the date of any earlier termination of this Lease, or as promptly as practicable after such an earlier termination date, Tenant at its expense, shall remove from the Demised Premises all of Tenant's Property except such items thereof as Tenant shall have expressly agreed in writing with Landlord were to remain and to become the property of Landlord, and shall fully repair any damage to the Demised Premises or the Building resulting from such removal. Tenant's obligation herein shall survive the termination of the lease.

          14.04 Any other items of Tenant's Property (except money, securities and other like valuables) which shall remain in the Demised Premises after the Expiration Date or after a period of fifteen (15) days following an earlier termination date, may, at the option of the Landlord, be deemed to have been abandoned, and in such case either may be retained by Landlord as its property or may be disposed of, without accountability, at Tenant's expense in such manner as Landlord may see fit.

          14.05 Upon request by Landlord, Tenant shall execute and deliver to Landlord (a) a security agreement in a form reasonably provided by Landlord whereby tenant shall grant to Landlord a security interest in Tenant's Property and all proceeds of the foregoing, and (b) any and all additional documents necessary to perfect or preserve the Landlord's security interest, including any and all UCC-1 financing statements or continuations. Tenant agrees to pay any and all filing and administrative costs related to Landlord's security interest.

                                   ARTICLE 15
                             REPAIRS AND MAINTENANCE

          15.01 Tenant shall take good care of the Demised Premises. Tenant, at its expense, shall promptly make all repairs, ordinary or extraordinary, interior or exterior, structural or otherwise, in and about the Demised Premises and the Building, as shall be required by reason of (i) the performance or existence of Tenant's Work or Tenant's Changes, (ii) the installation, use or operation of Tenant's Property in the Demised Premises, (iii) the moving of Tenant's Property in or out of the Building, or (iv) the misuse or neglect of Tenant or any of its employees, agents or contractors; but Tenant shall not be responsible for any of such repairs as are required by reason of Landlord's neglect or other fault in the manner of performing any of Tenant's Work or Tenant's Changes which may be undertaken by Landlord for Tenant's account or are otherwise required by reason of neglect or other fault of Landlord or its employees, agents or contractors. Except if required by the neglect or other fault of Landlord or its employees, agents or contractors, Tenant, at its expense, shall replace all scratched, damaged or broken doors or other glass in or about the Demised Premises and shall be responsible for all repairs, maintenance and replacement of wall and floor coverings in the Demised Premises and, for the repair and maintenance of all lighting fixtures therein.

          15.02 Landlord, at its expense, shall keep and maintain the Building and its fixtures, appurtenances, systems and facilities serving the Demised Premises, in good working order, condition and repair and shall make all repairs, structural and otherwise, interior and exterior, as and when needed in or about the Demised Premises, except for those repairs for which Tenant is responsible pursuant to any other provisions of this Lease.

          15.03 Except as expressly otherwise provided in this Lease, Landlord shall have no liability to Tenant by reason of any inconvenience, annoyance, interruption or injury to business arising from Landlord's making any repairs or changes which Landlord is required or permitted by this Lease, or required by law, to make in or to any portion of the Building or the Demised Premises, or in or to the fixtures, equipment or appurtenances of the Building or the Demised Premises, provided that Landlord shall use due diligence with respect thereto and shall perform such work, except in case of emergency, at times reasonably convenient to Tenant and otherwise in such manner as will not materially interfere with Tenant's use of the Demised Premises.

                                   ARTICLE 16
                                   ELECTRICITY

          16.01 Subject to the terms of Section 16.03, Landlord shall allow distribution of electrical service to the Demised Premises twenty four hours a day seven days a week for lighting the same and for the operation of normal office equipment (such as typewriters, computers, calculators and copy machines) therein. Except as provided to the contrary in Sections 16.04, 16.06, 16.07,
16.08 and 16.09 of this Article, the charge for the furnishing of such electrical service shall be $660,800.00 per annum ($55,066.67 per month) payable in monthly installments by Tenant as additional rent (the "INITIAL ELECTRICITY FACTOR"), subject to adjustment as provided in Section 16.04 of this Article.] The Initial Electricity Factor, as the same may from time to time hereafter be increased pursuant to the terms of Sections 16.04 and 16.05 of this Article, is hereinafter called the Electricity Factor. Notwithstanding the foregoing, however, Tenant agrees that Landlord shall not in any way be liable or responsible to Tenant for any loss, damage, or expense that Tenant may sustain or incur if either the quantity or character of electrical service is changed, is no longer available, or is unsuitable for Tenant's requirements. At Landlord's option, Tenant shall purchase from Landlord or its agent all lamps, starters, ballasts, or bulbs used in the Demised Premises. The Electricity Factor, as the same may be increased from time to time pursuant to this Article 16, shall increase by three (3%) percent per annum on a cumulative basis.

          16.02 Tenant covenants and agrees that, at all times, its use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installation thereof. In connection therewith, Tenant expressly agrees that all installations, alterations and additions of and to the electrical fixtures, appliances, or equipment within the Demised Premises shall be subject to Landlord's prior written approval, and, if such approval shall be given, rigid conduit only shall be permitted. If, in connection with any request for such approval, Landlord shall, in its sole judgment, determine that the risers of the Building servicing the Demised Premises shall be insufficient to supply Tenant's electrical requirements with respect thereto, Landlord shall, at the sole cost and expense of Tenant, install any additional feeder(s) that Landlord shall deem necessary with respect thereto, provided, however, that, if Landlord shall determine, in its sole judgment, that the same will cause permanent damage or injury to the Building or to the Demised Premises, cause or create a dangerous or hazardous condition, entail excessive or unreasonable alterations, repairs, or expense, or interfere with, or disturb, the other tenants or occupants of the Building, then Landlord shall not be obligated to make such installation, and Tenant shall not make the installation, alteration, or addition with respect to which Tenant requested Landlord's consent. In addition to the installation of such riser or risers, Landlord will also, at the sole cost and expense of Tenant, install all other equipment necessary and proper in connection therewith, subject to the aforesaid terms and conditions. All of the aforesaid costs and expenses are chargeable and collectible as additional rent, and shall be paid by Tenant to Landlord within five (5) days after rendition of any bill or statements to Tenant therefor.

          16.03 Provided that it is physically possible for Tenant to receive electric current in the Demised Premises directly from the corporation(s) and/or other entities Landlord has selected to supply electrical service to the Building, Landlord may discontinue the aforesaid service upon thirty (30) days' notice to Tenant without being liable to Tenant therefor and without in any way affecting this Lease or the liability of Tenant hereunder, and the same shall not be deemed to be a lessening or diminution of services within the meaning of any law, rule, or regulation now or hereafter enacted, promulgated, or issued. In the event that Landlord gives such notice of discontinuance, Landlord shall permit Tenant to receive such service directly from such corporation(s) and/or other entities Landlord has selected to supply electrical service to the Building and shall permit Landlord's wires and conduits, to the extent available, suitable and safely capable, to be used for such purpose. Any additional wires, conduits, or other equipment necessary and proper in connection therewith shall be installed by Landlord in accordance with the terms of, and subject to the conditions contained in, Section 16.02 of this Article. In the event that Landlord exercises its rights under this Section 16.03, then:
(a) Tenant shall contract for such electrical service directly with the said corporation(s) and/or other entities so selected by Landlord to supply electrical service to the Building for all of Tenant's electrical service requirements and (b) as of the date upon which Landlord discontinues furnishing electric current to Tenant, (i) the Initial Electricity Factor shall remain payable as aforesaid and (ii) any Increased Usage Charge (as such term is defined in Section 16.06 of this Article) shall be discontinued.

          16.04 After the Commencement Date, Landlord's Consultant (as such term is defined in Section 16.06 of this Article) shall have the right to make a survey (hereinafter called the ELECTRICAL SURVEY) of the Demised Premises, indicating the lighting load, office equipment and electrical usage of Tenant as of the date of the Electrical Survey. Based upon the Electrical Survey, Landlord's Consultant shall compute the value to Tenant of the estimated electrical service to be furnished to Tenant for the succeeding twelve (12) month period (hereinafter called the ELECTRICAL VALUE), which computation shall be made utilizing the higher of (i) the service classification under which Landlord is billed by the utility company for such electrical service or (ii) the service classification under which Tenant would be billed by the utility company if Tenant purchased such electrical service directly from such utility company. Landlord's Consultant shall notify Landlord and Tenant of his computation of the Electrical Value (which shall be binding upon both parties). In the event that the Electrical Value shall be greater than the then current Electricity Factor, then the Initial Electricity Factor (or if any such adjustment shall have been made previously, the Electricity Factor) shall be adjusted, retroactive to the Commencement Date (or, if any such adjustment shall have been made previously, the effective date of such adjustment), by adding thereto an amount equal the amount by which the current Electrical Value exceeds the Initial Electrical Factor.

          16.05 If the rate schedule for the supply of electric current to the Building shall be increased, if any surcharge (including, without limitation, a surcharge of the nature of a fuel or other adjustment) with respect thereto shall be imposed or increased and/or if the service classification for the Building shall be changed so as to result in an increase in Landlord's cost of purchasing electricity for the Building during the term of this Lease, the Electricity Factor shall each be adjusted to reflect the resulting increase by adding thereto an amount equal to the product of (i) the then current Electricity Factor, multiplied by (ii) the percentage of increase of Landlord's cost of purchasing electricity for the Building. Any such percentage increase in Landlord's cost of purchasing electricity for the Building shall be computed by the application of the average consumption (energy and demand) of electricity for the entire Building for the twelve (12) full months immediately prior to the rate increase and/or service classification change to the new rate and/or service classification. When the amount of the increase in the Electricity Factor is determined, the parties shall execute an agreement supplementary hereto to reflect such increase, which shall be effective from the effective date of such increase in the rate schedule and/or such change in the service classification for the Building; but such increase in the Electricity Factor shall be effective from such date whether or not such a supplementary agreement is executed. In addition, if any tax is imposed upon Landlord by any Municipal, State, or Federal Agency with respect to the purchase, sale, or resale of electrical energy supplied to Tenant hereunder, Tenant covenants and agrees that, where permitted by law, Tenant's pro-rata share of such taxes shall be passed on to, included in the bill of and paid by Tenant to Landlord.

          16.6 Tenant shall not, without prior written notice to Landlord in each instance, connect any fixtures, appliances, or equipment to the Building electric distribution system, or make any alteration or addition to the electric system of the Demised Premises, that shall result in Increased Usage (as such term is hereinafter defined). In the event that Tenant installs equipment, increases the lighting load beyond the amount thereof on the Commencement Date, or operates during longer than business hours (the foregoing are herein collectively called the "INCREASED USAGE"), Tenant shall pay to Landlord, as additional rent hereunder payable on a monthly basis together with the fixed rent herein reserved, an amount to be computed as hereafter provided and subject to adjustment as set forth in Section 16.07 of this Article. If Landlord is of the opinion that Increased Usage exists, Landlord shall engage an independent electrical engineer or electrical consulting firm (hereinafter called "LANDLORD'S CONSULTANT") who shall make a survey (hereinafter called the "SUBSEQUENT SURVEY") of the Demised Premises, indicating the lighting load, office equipment and electrical usage of Tenant as of the date of the Subsequent Survey, and shall compute the monthly amount (hereinafter called the "INCREASED USAGE CHARGE") to be paid by Tenant for the furnishing of Increased Usage as a service by Landlord in excess of the usage shown on the Initial Survey. Electrical service to be furnished to Tenant for the succeeding twelve (12) month period, and such computation shall be made utilizing the higher of (i) the service classification under which Landlord is billed by the utility company for such electrical service or (ii) the service classification under which Tenant would be billed by the utility company if Tenant purchased such electrical service directly from such utility company. Landlord's Consultant shall notify Landlord and Tenant of his computation of the Increased Usage Charge (which shall be binding upon both parties). The fees of Landlord's Consultant shall be borne by Landlord and Tenant equally.

          16.7 After the same shall be determined pursuant to the terms of
Section 16.06 of this Article, the Increased Usage Charge shall continue to be paid on a monthly basis until Landlord's Consultant determines in a Subsequent Survey that there has been a further increase or a decrease in the Increased Usage. The amount of the Increased Usage Charge may be appropriately increased or decreased at any time and from time to time throughout the term of this Lease to reflect a change in the rates charged by the utility company servicing the Building (including, without limitation, a change in any taxes assessed, levied, or imposed with respect to such electrical service ) in accordance with the provisions of Section 16.05 of this Article.

          16.8 For purposes of this Article and Article 17:

               (a) "USAGE" shall mean actual usage of electricity as measured by the aforesaid metering system for each calendar month or such other period as Landlord shall determine during the term of this Lease and shall include the quantity and peak demand (kilowatt hours and kilowatts) and all applicable taxes, surcharges, demand charges, energy charges, fuel adjustment charges, time of day charges and other adjustments made from time to time by the corporation(s) and/or other entities Landlord has selected to supply electrical service to the Building or any governmental authority having jurisdiction;

               (b) "LANDLORD'S RATE" shall mean the service classification (including all applicable taxes, surcharges, demand charges, energy charges, fuel adjustment charges, time of day charges and other sums payable in respect thereof) pursuant to which Landlord purchases, from the public utility supplying such service to the area in which the Building is located, electrical service for the Building (and the generation of such electrical service to the extent Landlord purchases such generation services from such public utility), notwithstanding the actual source of the generation of such electrical service;

               (c) "BASIC COST" shall mean the product of (a) Usage multiplied by (b) Landlord's Rate; and

               (d) "TENANT'S COST" shall mean an amount equal to the sum of (a) the Basic Cost plus (b) ten (10%) percent of the Basic Cost for Landlord's overhead and expenses in connection with submetering.

          16.09 Landlord shall have the option (hereinafter called "SUBMETERING OPTION"), which shall be exercisable in its sole discretion and upon thirty (30) days' notice to Tenant given at any time during the term of this Lease, to discontinue charging for electric current on the basis of the Electricity Factor as provided above in this Article 16 and, instead, to charge for electric current as hereinafter provided as additional rent. If Landlord exercises the Submetering Option, then (i) Landlord shall, at its sole cost and expense, install a meter or meters for the purpose of measuring the electric current consumed in the Demised Premises and (ii) as of the date (hereinafter called the "CONVERSION DATE") upon which Landlord discontinues charging Tenant for electric current on the basis of the Electricity Factor as provided above in this Article 16, then current Electricity Factor and any Increased Usage Charge shall be discontinued. With respect to the Demised Premises and/or any portion(s) thereof that are not contiguous with the balance of the same, if the same shall constitute less than a full floor of the Building, Landlord may, at its option, either (x) install a meter to measure the amount of Usage with respect solely to the Demised Premises and/or to such portion(s) or (y) measure the amount of Usage with respect thereto through common meter(s). After the Conversion Date, Landlord shall, from time to time, furnish Tenant with a statement indicating the appropriate period during which the Usage was measured and the amount of Tenant's Cost payable by Tenant to Landlord for furnishing electrical current. Within five (5) days after receipt of each such statement, Tenant shall pay the amount of Tenant's Cost set forth thereon to Landlord as additional rent. In addition, if any tax is imposed upon

Landlord by any municipal, state or federal agency or subdivision with respect to the purchase, sale or resale of electrical energy supplied to Tenant hereunder, Tenant covenants and agrees that, where permitted by law, Tenant's Proportionate Share of such taxes shall be passed on to, included in the bill to and paid by, Tenant to Landlord, as additional rent.

          16.10 Tenant's electrical usage in the Demised Premises will not exceed (i) 4.0 watts per rentable square foot of space for lighting and (ii) 2.0 watts per rentable square foot of space for other electrical consumption from the outlets.

                                   ARTICLE 17
                     HEAT, VENTILATION AND AIR-CONDITIONING

          17.01 Landlord, at its expense, shall maintain and operate the heating, ventilating and air-conditioning systems (hereafter referred to as the "SYSTEMS") and, subject to energy conservation requirements of governmental authorities, shall furnish heat, ventilating and air-conditioning (hereinafter collectively referred to as the "AIR-CONDITIONING SERVICE") in the Demised Premises through the systems, which shall be in compliance with the performance specifications of the systems installed by Landlord in the Building. Air-conditioning shall be provided from May 15 through October 15 during "REGULAR HOURS" (that is between the hours of 8:00 A.M. and 6:00 P.M.) of "BUSINESS DAYS" (which term is used herein to mean all days except Saturdays, Sundays and days now or hereafter observed by the Federal or New Jersey State government as legal holidays and those now or hereafter designated by the applicable Building service union employees service contract or by the applicable Operating Engineers contract (collectively "HOLIDAYS") and on Saturdays, excluding holidays, from 9:00 A.M. to 1:00 P.M. throughout the year. Heating and ventilation shall be provided during other periods of the year as may be required for comfortable occupancy of the Demised Premises during regular hours of business days. If Tenant shall require heating, ventilating or air-conditioning service at any other time (hereinafter referred to as "AFTER HOURS"), Landlord shall furnish such after hours service upon reasonable advance notice from Tenant, and Tenant shall pay on demand Landlord's cost, (including but not limited to all costs of labor, including overtime labor, to operate the systems), plus twenty (20%) percent. In the event the after hours service is shared by other tenants, the cost thereof shall be prorated among all such tenants. Notwithstanding anything in the foregoing to the contrary, after hours air-conditioning service may only be requested from May 15 through October 15.

          17.02 (a) Use of the Demised Premises, or any part thereof, in a manner exceeding the design conditions (including occupancy and connected electrical load) specified by Landlord for the systems, rearrangement of partitionings or opening of windows in the Demised Premises while the systems are in operation which interferes with normal operation of the heat, ventilation and air-conditioning in the Demised Premises, may require changes in the systems. Such changes, so occasioned, shall be made by Tenant, at its expense, as Tenant's Changes pursuant to Article 13.

               (b) Tenant's usage of the existing building systems will only require of the meeting of the following criteria for air-conditioning:

                    Inside .... 78 degrees D.B.., 55% R.H
                    Outside .... 92 degrees D.B., 75 degrees W.B.

                    HVAC design based upon interior loads as follows:

                    Lights and appliances .... = 6 watts/ sq.ft.
                    Population .... = one person per 100 sq. ft.

               (c) If Tenant's equipment (i.e. computers, etc.) requires air conditioning above and beyond standard usage requirements as set forth above, said additional air conditioning (including cost of operation as stipulated in the lease) shall be paid for by Tenant as an extra cost. Any special exhaust requirements will also be an extra cost to be paid by Tenant. Tenant acknowledges and agrees that if a supplemental HVAC (and at Landlord's option a submeter to measure usage) is approved by Landlord it shall be installed at Tenant's sole cost and expense subject to all of the provisions of this Lease including, without limitation, Article 13. Tenant agrees to pay as additional rent all costs and expenses in connection with installation and maintenance of said units, and agrees to pay Tenant's cost with respect to use and operation of said units.

          17.03 Tenant may install a supplemental HVAC subject to Landlord's consent and the other terms and conditions set forth in Article 13 herein. Tenant agrees to pay for (a) the cost of labor and materials for any meter or sub-meter installed, the HVAC unit and any materials and labor for connections to the HVAC unit and meter or sub-meter, and (b) the cost of electric current for such supplemental air conditioning unit at Tenant's Cost to Landlord as additional rent.

                                   ARTICLE 18
                           LANDLORD'S OTHER SERVICES

          18.01 Landlord, at its expense, shall provide public elevator service, passenger and freight, by elevators serving the floor on which the Demised Premises are situated during regular hours of business days, and shall have at least one passenger elevator subject to call at all other times.

          18.02 Landlord, at its expense, shall cause the Demised Premises to be cleaned in accordance with the cleaning specifications annexed hereto as EXHIBIT
F. Tenant shall pay to Landlord on demand the costs incurred by Landlord for (a) extra cleaning work in the Demised Premises required because of (i) misuse or neglect on the part of Tenant or its employees or visitors, (ii) use of portions of the Demised Premises for preparation, serving or consumption of food or beverages, data processing or reproducing operations; private lavatories or toilets or other special purposes requiring greater or more difficult cleaning work than office areas, (iii) unusual quantity of interior glass surfaces, (iv) non-Building standard materials or finishes installed by Tenant or at its request, and (b) removal from the Demised Premises and the Building of so much of any refuse and rubbish of Tenant as shall exceed that ordinarily accumulated daily in the routine of business office occupancy. To the extent required by laws and/or requirements of public authorities, Tenant shall separate its refuse and rubbish in such manner to enable Landlord, its cleaning contractor and its employees to comply with any law and/or requirement of public authority mandating the recycling of refuse and rubbish from the Building. Landlord, its cleaning contractor and their employees shall have after hours access to the Demised Premises and the free use of light, power, and water in the Demised Premises as reasonably required for the purpose of cleaning the Demised Premises in accordance with Landlord obligations hereunder.

          18.03 Landlord, at its expense, shall furnish adequate hot and cold water to the floor on which the Demised Premises are located for drinking, lavatory and cleaning purposes. If Tenant uses water for any other purpose Landlord, at Tenant's expense, shall install meters to measure Tenant's consumption of cold water and/or hot water for such other purposes and/or steam, as the case may be. Tenant shall pay for the quantities of cold water and hot water shown on such meters, at Landlord's cost thereof, on the rendition of Landlord's bills therefor.

          18.04 Landlord, at its expense, and on Tenant's request, shall maintain the original listings on the Building directory of the names of Tenant, and the names of any of their officers and employees, provided that the names so listed shall not take up more than one (1) line on the Building directory. In the event Tenant shall require additional or substitute listings on the Building directory, Landlord shall, to the extent space for such additional or substitute listing is available, maintain such listings and Tenant shall pay to Landlord an amount equal to Landlord's reasonable charge for such listings.

          18.05 Landlord reserves the right, without any liability to Tenant, except as otherwise expressly provided in this Lease, to stop service of any of the heating, ventilating, air conditioning, electric, sanitary, elevator or other Building systems serving the Demised Premises, or the rendition of any of the other services required of Landlord under this Lease, whenever and for so long as may be necessary, by reason of accidents, emergencies, strikes or the making of repairs or changes which Landlord is required by this Lease or by law to make or in good faith deems necessary, by reason of difficulty in securing proper supplies of fuel, steam, water, electricity, labor or supplies, or by reason of any other cause beyond Landlord's reasonable control.

          18.06 Intentionally Deleted.

          18.07 (a) Tenant shall require its personnel to park their vehicles only in the parking spaces designated by Landlord. Tenant, its personnel and visitors shall not at any time park any trucks or delivery vehicles in any of the parking areas.

               (b) All parking spaces, roadways and driveways used by Tenant, its personnel and visitors will be at their own risk, and Landlord shall not be liable for any injury to person or property, or for loss or damage to any vehicle or its contents, resulting from theft, collision, vandalism or any other cause whatsoever. Landlord shall have no obligation whatsoever to provide a guard or any other personnel or device to patrol, monitor, guard or secure any parking areas. If Landlord does so provide, it shall be solely for Landlord's convenience and Landlord shall in no way whatsoever be liable for any acts or omissions of personnel or device in failing to prevent any such theft, vandalism, or loss or damage by other cause.

               (c) No storage or overnight parking of vehicles shall be permitted unless previously approved by Landlord in writing, and except in those areas, if any, designated by Landlord.

               (d) Landlord reserves the right from time to time to: (i) change the area, location and arrangement of parking areas, and parking spaces; (ii) restrict parking by tenants, their officers, agents, employees, customers and invitees to designated areas; (iii) discontinue, restrict or temporarily suspend use of all, or any portion of, the parking areas for such period of time as may be necessary in Landlord's sole discretion, to perform maintenance or repairs;
(iv) limit the parking of vans, limousines and other large vehicles to specified areas; (v) exclude any and all vehicles other than as permitted in Section 18.07(c); and (vi) institute control mechanisms and systems in order to regulate the use of the common parking area.

          18.08 Certain services may be provided by Landlord to tenants in the building on a shared basis including but not limited to a central mailroom, computer services and phone services ("SHARED SERVICES"). Tenant shall pay Landlord for Tenant's prorata share of the cost of use by Tenant of Shared Services, as reasonably determined by Landlord, as additional rent, within ten
(10) days after the rendition by Landlord of bills therefor.

          18.09 Tenant agrees that Landlord shall not be liable or responsible in any way to Tenant for any loss, damage, expense or loss or reduction of services that Tenant may sustain or incur as caused by or arising out of, either directly or indirectly, any acts or omissions of a third party provider, including a provider supplying any services to Tenant or the Demised Premises, including but not limited to local and long distance telephone services, high speed internet services, DSL, data, audio, visual, imaging, video streaming, electronic transfer or facsimile. Tenant acknowledges and agrees that Tenant shall not seek to recover damages or commence an action against Landlord for any problems in connection with the services to be provided by any such provider.

                                   ARTICLE 19
                  ACCESS, CHANGES IN BUILDING FACILITIES, NAME

          19.01 All except the inside surfaces of all walls, windows and doors bounding the Demised Premises (including exterior Building walls, core corridor walls and doors and any core corridor entrance) and any space in or adjacent to the Demised Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other Building facilities, and the use thereof, as well as access thereto through the Demised Premises for the purpose of operation, maintenance, decoration and repair, are reserved to Landlord.

          19.02 Tenant shall permit Landlord to install, use, replace and maintain pipes, ducts and conduits within the demising walls, bearing columns and ceilings of the Demised Premises.

          19.03 Landlord or Landlord's agent shall have the right, upon request (except in emergency under clause (ii) hereof) to enter and/or pass through the Demised Premises or any part thereof, at reasonable times during reasonable hours, (i) to examine the Demised Premises and to show them to third parties including without limitation the fee owners, lessors or superior leases, holders of superior mortgages, or prospective purchasers, mortgages or lessees of all or part of the Building as an entirety, and (ii) for the purpose of making such repairs or changes in or to the Demised Premises or in or its facilities, as may be provided for by this Lease or as may be mutually agreed upon by the parties or as Landlord may be required to make by law or in order to repair and maintain said structure or its fixtures or facilities. Landlord shall be allowed to take all materials into and upon the Demised Premises that may be required for such repairs, changes, repainting or maintenance, without liability to Tenant, but Landlord shall not unreasonably interfere with Tenant's use of Demised Premises. Landlord shall also have the right to enter on and/or pass through the Demised Premises, or any part thereof, at such times as such entry shall be required by circumstances of emergency affecting the Demised Premises or said structure.

          19.04 Landlord reserves the right, at any time, without incurring any liability to Tenant therefor, to make such changes in or to the Building and the fixtures and equipment thereof, as well as in or to the garage and street entrances, public spaces, parking spaces, plazas, common areas, halls, passages, elevators, escalators and stairways thereof, as it may deem necessary or desirable.

          19.05 Landlord may adopt any name for the Building. Landlord reserves the right to change the name or address of the Building at any time.

          19.06 For the purposes of Article 19, the term "Landlord" shall include lessors of leases and the holders of mortgages to which this Lease is subject and subordinate as provided in Article 7.

          19.07 If during the last month of the lease term, Tenant shall have removed all or substantially all of Tenant's property therefrom, Landlord may upon three (3) days notice immediately enter, alter, renovate or redecorate the Demised Premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this Lease or Tenant's obligations hereunder.

                                   ARTICLE 20
                               NOTICE OF ACCIDENTS

          20.01 Tenant shall give notice to Landlord, promptly after Tenant learns thereof, of (i) any accident in or about the Demised Premises for which Landlord might be liable, (ii) all fires in the Demised Premises, (iii) all damages to or defects in the Demised Premises, including the fixtures, equipment and appurtenances thereof, for the repair of which Landlord might be responsible, and (iv) all damage to or defects in any parts or appurtenances of the Building's sanitary, electrical, heating, ventilating, air-conditioning, elevator and other systems located in or passing through the Demised Premises or any part thereof.

                                   ARTICLE 21
                       NON-LIABILITY AND INDEMNIFICATION

          21.01 Neither Landlord nor any agent or employee of Landlord shall be liable to Tenant for any injury or damage to Tenant or to any other person or for any damage to, or loss (by theft or otherwise) of, any property of Tenant or of any other person, irrespective of the cause of such injury, damage or loss, unless caused by or due to the negligence of Landlord, its agents or employees occurring within the scope of their respective employments without negligence on the part of Tenant, it being understood that no property, other than such as might normally be brought upon or kept in the Demised Premises as an incident to the reasonable use of the Demised Premises for the purpose herein permitted, will be brought upon or be kept in the Demised Premises.

          21.02 Tenant shall indemnify and save harmless Landlord and its agents against and from (a) any and all claims (i) arising from (x) the conduct or management of the Demised Premises or of any business therein, or (y) any work or thing whatsoever done, or any condition created (other than by Landlord for Landlord's or Tenant's account) in or about the Demised Premises during the term of this Lease or during the period of time, if any, prior to the Commencement Date that Tenant may have been given access to the Demised Premises, or (ii) arising from any negligent or otherwise wrongful act or omission of Tenant or any of its subtenants or licensees or its or their employees, agents or contractors, and (b) all costs, expenses and liabilities incurred in or in connection with each such claim or action or proceeding brought thereon. In case any action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall resist and defend such action or proceeding.

          21.03 Except as otherwise expressly provided in this Lease, this Lease and the obligations of Tenant hereunder shall be in no ways affected, impaired or excused because Landlord is unable to fulfill, or is delayed in fulfilling, any of its obligations under this Lease by reason of strike, other labor trouble, governmental pre-emption or priorities or other controls in connection with a national or other public emergency or shortages of fuel, supplies or labor resulting therefrom, acts of God or other like cause beyond Landlord's reasonable control.

                                   ARTICLE 22
                              DESTRUCTION OR DAMAGE

          22.01 If the Building or the Demised Premises shall be partially or totally damaged or destroyed by fire or other cause, then, whether or not the damage or destruction shall have resulted from the fault or neglect of Tenant, or its employees, agents or visitors (and if this Lease shall not have been terminated as in this Article hereinafter provided), Landlord shall repair the damage and restore and rebuild the Building and/or the Demised Premises, at its expense, with reasonable dispatch after notice to it of the damage or destruction; provided, however, that Landlord shall not be required to repair or replace any of Tenant's Property nor to restore any Tenant's Work or Landlord's Work.

          22.02 If the Building or the Demised Premises shall be partially damaged or partially destroyed by fire or other cause, the rents payable hereunder shall be abated (except if same was a result of the action or inaction of Tenant, its employees or invitees, and except to the extent of Tenant's insurance coverage which is required by the terms of this Lease) to the extent that the Demised Premises shall have been rendered untenantable and for the period from the date of such damage or destruction to the date the damage shall be repaired or restored. If the Demised Premises or a major part thereof shall be totally (which shall be deemed to include substantially totally) damaged or destroyed or rendered completely (which shall be deemed to include substantially completely) untenantable on account of fire or other cause, the rents shall abate as of the date of the damage or destruction (except if same was a result of the action or inaction of Tenant, its employees or invitees, and except to the extent of Tenant's insurance coverage which is required by the terms of this Lease) and until Landlord shall repair, restore and rebuild the Building and the Demised Premises, provided, however, that should Tenant reoccupy a portion of the Demised Premises during the period the restoration work is taking place and prior to the date the same are made completely tenantable, rents allocable to such portion shall be payable by Tenant from the date of such occupancy.

          22.03 If the Building or the Demised Premises shall be totally damaged or destroyed by fire or other cause, or if the Building shall be so damaged or destroyed by fire or other cause (whether or not the Demised Premises are damaged or destroyed) as to require a reasonably estimated expenditure of more than 20% of the full insurable value of the Building immediately prior to the casualty, then in either such case Landlord may terminate this Lease by giving Tenant notice to such effect within one hundred eighty (180) days after the date of the casualty. In case of any damage or destruction mentioned in this Article Tenant may terminate this Lease, by notice to Landlord, if Landlord has not completed the making of the required repairs and restored and rebuilt the Building and the Demised Premises within twelve (12) months from the date of such damage or destruction, or within such period after such date (not exceeding six months) as shall equal the aggregate period Landlord may have been delayed in doing so by adjustment of insurance, labor trouble, governmental controls, act of God, or any other cause beyond Landlord's reasonable control.

          22.04 No damages, compensation or claim shall be payable by Landlord for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Demised Premises or of the Building pursuant to this Article. Landlord shall use its best efforts to effect such repair or restoration promptly and in such manner as to not unreasonably interfere with Tenant's use and occupancy.

          22.05 Notwithstanding any of the foregoing provisions of this Article, if Landlord or the lessor of any superior lease or the holder of any superior mortgage shall be unable to collect all of the insurance proceeds (including rent insurance proceeds) applicable to damage or destruction of the Demised Premises or the Building by fire or other cause, by reason of some action or inaction on the part of Tenant or any of its employees, agents or contractors, then, without prejudice to any other remedies which may be available against Tenant, there shall be no abatement of Tenant's rents, but the total amount of such rents not abated (which would otherwise have been abated) shall not exceed the amount of the uncollected insurance proceeds.

          22.06 Landlord will not carry insurance of any kind on Tenant's Property or Tenant's Work, and, except as provided by law or by reason of its fault or its breach of any of its obligations hereunder, shall not be obligated to repair any damage thereto or replace the same.

          22.07 The provisions of this Article shall be considered an express agreement governing any case of damage or destruction of the Demised Premises by fire or other casualty, and any provision, law or statute of the State of New Jersey, providing for such a contingency in the absence of an express agreement, now or hereafter in force, shall have no application in such case.

          22.08 Notwithstanding anything to the contrary set forth in this Lease, in no event shall Landlord be obligated to rebuild or restore any portion of Landlord's Work for which Landlord is entitled to reimbursement from Tenant under Article 3 hereof.

                                   ARTICLE 23
                                 EMINENT DOMAIN

          23.01 If the whole of the Building shall be lawfully taken by condemnation or in any other manner for any public or quasi-public use or purpose, this Lease and the term and estate hereby granted shall forthwith terminate as of the date of vesting of title in such taking (which date is hereinafter also referred to as the "DATE OF THE TAKING"), and the rents shall be prorated and adjusted as of such date.

          23.02 If only a part of the Building shall be so taken, this Lease shall be unaffected by such taking, except that Tenant may elect to terminate this Lease in the event of a partial taking, if the remaining area of the Demised Premises shall not be reasonably sufficient for Tenant to continue feasible operation of its business. Tenant shall give notice of such election to Landlord not later than thirty (30) days after (i) notice of such taking is given by Landlord to Tenant, or (ii) the date of such taking, whichever occurs sooner. Upon the giving of such notice by Tenant this Lease shall terminate on the date of such taking and the rents shall be prorated as of such termination date. Upon such partial taking and this Lease continuing in force as to any part of the Demised Premises, the rents apportioned to the part taken shall be prorated and adjusted as of the date of taking and from such date the fixed rent for the Demised Premises and additional rent shall be payable pursuant to Article 5 according to the rentable area remaining.

          23.03 Landlord shall be entitled to receive the entire award in any proceeding with respect to any taking provided for in this Article without deduction therefrom for any estate vested in Tenant by this Lease and Tenant shall receive no part of such award, except as hereinafter expressly provided in this Article. Tenant hereby expressly assigns to Landlord all of its right, title and interest in or to every such award. Notwithstanding anything herein to the contrary, Tenant may, at its sole cost and expense, make a claim with the condemning authority for Tenant's moving expenses, the value of Tenant's fixtures or Tenant's Changes which do not become part of the Building or property of the Landlord, provided however that Landlord's award is not thereby reduced or otherwise adversely affected.

          23.04 If the temporary use or occupancy of all or any part of the Demised Premises shall be lawfully taken by condemnation or in any other manner for any public or quasi-public use or purpose during the term of this Lease, Tenant shall be entitled, except as hereinafter set forth, to receive that portion of the award for such taking which represents compensation for the use and occupancy of the Demised Premises and, if so awarded, for the taking of Tenant's Property and for moving expenses, and Landlord shall be entitled to receive that portion which represents reimbursement for the cost of restoration of the Demised Premises. This lease shall be and remain unaffected by such taking and Tenant shall continue to be responsible for all of its obligations hereunder insofar as such obligations are not affected by such taking and shall continue to pay in full the fixed rent and additional rent when due. If the period of temporary use or occupancy shall extend beyond the Expiration Date, that part of the award which represents compensation for the use or occupancy of the Demised Premises (or a part thereof) shall be divided between Landlord and Tenant so that Tenant shall receive so much thereof as represents the period prior to the Expiration Date and Landlord shall receive so much thereof as represents the period subsequent to the Expiration Date. All moneys received by Tenant as, or as part of, an award for temporary use and occupancy for a period beyond the date to which the rents hereunder have been paid by Tenant shall be received, held and applied by Tenant as a trust fund for payment of the rents falling due hereunder.

          23.05 In the event of any taking of less than the whole of the Building which does not result in a termination of this Lease, or in the event of a taking for a temporary use or occupancy of all or any part of the Demised Premises which does not extend beyond the Expiration Date, Landlord, at its expense, and to the extent any award or awards shall be sufficient for the purpose, shall proceed with reasonable diligence to repair, alter and restore the remaining parts of the Building and the Demised Premises to substantially a Building standard condition to the extent that the same may be feasible and so as to constitute a complete and tenantable Building and Demised Premises.

          23.06 Should any part of the Demised Premises be taken to effect compliance with any law or requirement of public authority other than in the manner hereinabove provided in this Article, then (i) if such compliance is the obligation of Tenant under this Lease, Tenant shall not be entitled to any diminution or abatement of rent or other compensation from Landlord therefor, but (ii) if such compliance is the obligation of Landlord under this Lease, the fixed rent hereunder shall be reduced and additional rents under Article 5 shall be adjusted in the same manner as is provided in Section 23.02 according to the reduction in rentable area of the Demised Premises resulting from such taking.

          23.07 Any dispute which may arise between the parties with respect to the meaning or application of any of the provisions of this Article shall be determined by arbitration in the manner provided in Article 34.

                                   ARTICLE 24
                                    SURRENDER

          24.01 On the last day of the term of this Lease, or upon any earlier termination of this Lease, or upon any re-entry by Landlord upon the Demised Premises, Tenant shall quit and surrender the Demised Premises to Landlord in good order, condition, and repair, except for ordinary wear and tear and Tenant shall remove all of Tenant's Property therefrom except as otherwise expressly provided in this Lease and shall restore the Demised Premises wherever such removal results in damage thereto. If Tenant shall remain in possession of the Demised Premises after the end of the term of the Lease, no tenancy relationship shall be deemed to arise therefrom and any holdover shall not be construed as a consent by Landlord to the possession by Tenant of the Demised Premises beyond the Expiration Date; provided, however, such holdover shall be deemed to be a month-to-month occupancy, subject to all of the provisions, conditions, and obligations of this Lease, except that the fixed rent to be charged to Tenant during such holdover period shall be the 200% of the monthly fixed rent in effect for the last month of the term of the Lease or any applicable renewal period. In addition, if Tenant fails to surrender the Demised Premises upon the expiration or earlier termination of this Lease, then in addition to any other liability to Landlord accruing therefrom, Tenant shall indemnify and hold Landlord harmless from and against any loss, cost, liability or expense, including, without limitation, reasonable attorney fees, resulting from such failure to vacate, including, without limiting the generality of the foregoing, loss of future rents and any claims made by any succeeding tenant arising due to such failure.

                                   ARTICLE 25
                            CONDITIONS OF LIMITATION

          25.01 To the extent permitted by applicable law this Lease and the term and estate hereby granted are subject to the limitation that whenever Tenant shall make an assignment of the property of Tenant for the benefit of creditors, or shall file a voluntary petition under any bankruptcy or insolvency law, or an involuntary petition alleging an act of bankruptcy or insolvency shall be filed against Tenant under any bankruptcy or insolvency law, or whenever a petition shall be filed against Tenant under the reorganization provisions of the United States Bankruptcy Act or under the provisions of any law of like import, or whenever a petition shall be filed by Tenant under the arrangement provisions of the United States Bankruptcy Act or under the provisions of any law of like import, or whenever a permanent receiver of Tenant or of or for the property of Tenant shall be appointed, then, Landlord, (a) at any time after receipt of notice of the occurrence of any such event, or (b) if such event occurs without the acquiescence of Tenant, at any time after the event continues for one hundred twenty (120) days, Landlord may give Tenant a notice of intention to end the term of this Lease at the expiration of five (5) days from the date of service of such notice of intention, and upon the expiration of said five (5) day period this Lease and the term and estate hereby granted, whether or not the term shall theretofore have commenced, shall terminate with the same effect as if that day were the Expiration Date, but Tenant shall remain liable for damages as provided in Article 27.

          25.02 This lease and the term and estate hereby granted are subject to the further limitation that:

               (a) whenever Tenant shall default in the payment of any installment of fixed rent, or in the payment of any additional rent or any other charge payable by Tenant to Landlord, on any day upon which the same ought to be paid, and such default shall continue for three (3) business days after Landlord shall have given Tenant a notice specifying such default; or

               (b) whenever Tenant shall do or permit anything to be done, whether by action or inaction, contrary to any of Tenant's obligations hereunder, and if such situation shall continue and shall not be remedied by Tenant within (30) days after Landlord shall have given to Tenant a notice specifying the same, or, in the case of a happening or default which cannot with due diligence be cured within a period of thirty (30) days and the continuance of which for the period required for cure will not subject Landlord to the risk of criminal liability (as more particularly described in Section 10.02) or termination of any superior lease or foreclosure of any superior mortgage, if Tenant shall not, (i) within said thirty (30) day period advise Landlord of Tenant's intention to duly institute all steps necessary to remedy such situation, (ii) duly institute within said thirty (30) day period, and thereafter diligently prosecute to completion all steps necessary to remedy the same and (iii) complete such remedy within no more than sixty (60) days after the date of the giving of said notice of Landlord; or

               (c) whenever any event shall occur or any contingency shall arise whereby this Lease or the estate hereby granted or the unexpired balance of the term hereof would, by operation of law or otherwise, devolve upon or pass to any person, firm or corporation other than Tenant, except as expressly permitted by
Article 9; or

               (d) whenever Tenant shall abandon the Demised Premises (unless as a result of a casualty), or

               (e) when Tenant shall be in default in the observance or performance of its obligations under any other lease in the Building;

               (f) in any of said cases set forth in the foregoing Subsections
(a), (b), (c), (d) and (e), Landlord may give to Tenant a notice of intention to end the term of this Lease at the expiration of five (5) days from the date of the service of such notice of intention, and upon the expiration of said five
(5) days this Lease and the term and estate hereby granted, whether or not the term shall theretofore have commenced, shall terminate with the same effect as if that day were the Expiration Date, but Tenant shall remain liable for damages as provided in Article 27.

                                   ARTICLE 26
                              RE-ENTRY BY LANDLORD

               26.01 If Tenant shall default in the payment of any installment of fixed rent, or of any additional rent, on any date upon which the same ought to be paid, and if such default shall continue for three (3) business days after Landlord shall have given to Tenant a notice specifying such default, or if this Lease shall expire as in Article 25 provided, Landlord or Landlord's agents and employees may immediately or at any time thereafter re-enter the Demised Premises, or any part thereof, in the name of the whole, either by summary dispossess proceedings or by any suitable action or proceeding at law, or by force or otherwise, without being liable to indictment, prosecution or damages therefor, and may repossess the same, and may remove any persons therefrom, to the end that Landlord may have, hold and enjoy the Demised Premises again as and of its first estate and interest therein. The word re-enter, as herein used, is not restricted to its technical legal meaning. In the event of any termination of this Lease under the provisions of Article 25 or if Landlord shall re-enter the Demised Premises under the provisions of this Article or in the event of the termination of this Lease, or of re-entry, by or under any summary dispossess or other proceeding or action or any provision of law by reason of default hereunder on the part of Tenant, Tenant shall thereupon pay to Landlord the fixed rent and additional rent payable by Tenant to Landlord up to the time of such termination of this Lease or of such recovery of possession of the Demised Premises by Landlord, as the case may be, and shall also pay to Landlord damages as provided in Article 27.

               26.02 In the event of a breach or threatened breach by Tenant of any of its obligations under this Lease, Landlord shall also have the right of injunction. The special remedies to which Landlord may resort hereunder are cumulative and are not intended to be exclusive of any other remedies or means of redress to which

Landlord may lawfully be entitled at any time and Landlord may invoke any remedy allowed at law or in equity as if specific remedies were not provided for herein.

          26.03 If this Lease shall terminate under the provisions of Article 25, or if Landlord shall re-enter the Demised Premises under the provisions of this Article, or in the event of the termination of this Lease, or of re-entry by or under any summary dispossess or other proceeding or action or any provision of law by reason of default hereunder on the part of Tenant, Landlord shall be entitled to retain all moneys, if any, paid by Tenant to Landlord, whether as advance rent, security or otherwise, but such moneys shall be credited by Landlord against any fixed rent or additional rent due from Tenant at the time of such termination or re-entry or, at Landlord's option, against any damages payable by Tenant under Article 27 or pursuant to law.

                                   ARTICLE 27
                                     DAMAGES

          27.01 If this Lease is terminated under the provisions of Article 25, or if Landlord shall re-enter the Demised Premises under the provisions of
Article 26, or in the event of the termination of this Lease, or of re-entry, by or under any summary dispossess or other proceeding or action or any provision of law by reason of default hereunder on the part of Tenant, Tenant shall pay to Landlord as damages, at the election of Landlord, either:

               (a) a sum which at the time of such termination of this Lease or at the time of any such re-entry by Landlord, as the case may be, represents the then value of the excess, if any, of:

                    (i) the aggregate of the fixed rent and the additional rent payable hereunder which would have been payable by Tenant (conclusively presuming the additional rent to be the same as was payable for the year immediately preceding such termination) for the period commencing with such earlier termination of this Lease or the date of any such re-entry, as the case may be, and ending with the Expiration Date, had this lease not so terminated or had Landlord not so re-entered the Demised Premises; over

                    (ii) the aggregate rental value of the Demised Premises for the same period;

or

               (b) sums equal to the fixed rent and the additional rent (as above presumed) payable hereunder which would have been payable by Tenant had this Lease not so terminated, or had Landlord not so re-entered the Demised Premises, payable upon the due dates therefor specified herein following such termination or such re-entry and until the Expiration Date, provided, however, that if Landlord shall relet the Demised Premises during said period, Landlord shall credit Tenant with the net rents received by Landlord from such reletting, such net rents to be determined by first deducting from the gross rents as and when received by Landlord from such reletting the expenses incurred or paid by Landlord in terminating this Lease or in re-entering the Demised Premises and in securing possession thereof, as well as the expenses of reletting, including altering and preparing the Demised Premises for new Tenants, brokers' commissions, and all other expenses properly chargeable against the Demised Premises and the rental therefrom; it being understood that any such reletting may be for a period shorter or longer than the remaining term of this Lease; but in no event shall Tenant be entitled to receive any excess of such net rents over the sums payable by Tenant to Landlord hereunder, nor shall Tenant be entitled in any suit for the collection of damages pursuant to this Subsection to a credit in respect of any net rents from a reletting, except to the extent that such net rents are actually received by Landlord. If the Demised Premises or any part thereof should be relet in combination with other space, then proper apportionment on a square foot basis (for equivalent space) shall be made of the rent received from such reletting and of the expenses of reletting.

                    If the Demised Premises or any part thereof be relet by Landlord for the unexpired portion of the term of this Lease, or any part thereof, before presentation of proof of such damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall, prima facie, be the fair and reasonable rental value for the Demised Premises, or part thereof, so relet during the term of the reletting.

          27.02 Suit or suits for the recovery of such damages, or any installments thereof, may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the term of this Lease would have expired if it had not been so terminated under the provisions of Article 25, or under any provision of law, or had Landlord not re-entered the Demised Premises. Nothing herein contained shall be construed to limit or preclude recovery by Landlord against Tenant of any sums or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of Tenant. Nothing herein contained shall be construed to limit or prejudice the right of Landlord to prove for and obtain as liquidated damages by reason of the termination of this Lease or re-entry on the Demised Premises for the default of Tenant under this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved whether or not such amount be greater, equal to, or less than any of the sums referred to in Section 27.01.

                                   ARTICLE 28
                                     WAIVER

          28.01 Tenant, for Tenant, and on behalf of any and all persons claiming through or under Tenant, including creditors of all kinds, does hereby waive and surrender all right and privilege which they or any of them might have under or by reason of any present or future law, to redeem the Demised Premises or to have a continuance of this Lease for the term hereby demised after being dispossessed or ejected therefrom by process of law or under the terms of this Lease or after the termination of this Lease as herein provided.

          28.02 In the event that Tenant is in arrears in payment of fixed rent or additional rent hereunder, Tenant waives Tenant's right, if any, to designate the items against which any payments made by Tenant are to be credited, and Tenant agrees that Landlord may apply any payments made by Tenant to any items it sees fit, irrespective of and notwithstanding any designation or request by Tenant as to the items against which any such payments shall be credited.

          28.03 Landlord and Tenant hereby waive trial by jury in any action, proceeding or counter claim brought by either against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Demised Premises, including any claim of injury or damage, or any emergency or other statutory remedy with respect thereto.

          28.04 The provisions of Articles 16, 17 and 18 shall be considered express agreements governing the services to be furnished by Landlord, and Tenant agrees that any laws and/or requirements of public authorities, now or hereafter in force, shall have no application in connection with any enlargement of Landlord's obligations with respect to such services unless Tenant agrees, in writing, to pay to Landlord, as additional rent, Landlord's reasonable charges for any additional services provided.

                                   ARTICLE 29
                       NO OTHER WAIVERS OR MODIFICATIONS

          29.01 The failure of either party to insist in any one or more instances upon the strict performance of any one or more of the obligations of this Lease, or to exercise any election herein contained, shall not be construed as a waiver or relinquishment for the future of the performance of such one or more obligations of this Lease or of the right to exercise such election, but the same shall continue and remain in full force and effect with respect to any subsequent breach, act or omission. No executory agreement hereafter made between Landlord and Tenant shall be effective to change, modify, waive, release, discharge, terminate or effect an abandonment of this Lease, in whole or in part, unless such executory agreement is in writing, refers expressly to this Lease and is signed by the party against whom enforcement of the change, modification, waiver, release, discharge or termination or effectuation of the abandonment is sought.

          29.02 The following specific provisions of this Section shall not be deemed to limit the generality of any of the foregoing provisions of this
Article:

               (a) no agreement to accept a surrender of all or any part of the Demised Premises shall be valid unless in writing and signed by Landlord. The delivery of keys to an employee of Landlord or of its agent shall not operate as a termination of this Lease or a surrender of the Demised Premises. If Tenant shall at any time request Landlord to sublet the Demised Premises for Tenant's account, Landlord or its agent is authorized to receive said keys for such purposes without releasing Tenant from any of its obligations under this Lease, and Tenant hereby releases Landlord from any liability for loss or damage to any of Tenant's property in connection with such subletting; and

               (b) the receipt by Landlord of rent with knowledge of breach of any obligation of this Lease shall not be deemed a waiver of such breach;

               (c) no payment by Tenant or receipt by Landlord of a lesser amount than the correct fixed rent or additional rent due hereunder shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or pursue any other remedy in this Lease or at law provided.

                                   ARTICLE 30
                   CURING TENANT'S DEFAULTS, ADDITIONAL RENT

          30.01 (a) If Tenant shall default in the performance of any of Tenant's obligations under this Lease, Landlord, without thereby waiving such default, may (but shall not be obligated to) perform the same for the account and at the expense of Tenant, without notice, in a case of emergency, and in any other case, only if such default continues after the expiration of (i) three (3) business days from the date Landlord gives Tenant notice of intention so to do, or (ii) the applicable grace period provided in Section 25.02 or elsewhere in this Lease for cure of such default, whichever occurs later;

               (b) If Tenant fails to pay or is late in making any payment due to Landlord from Tenant under this Lease for five (5) or more days, then interest shall become due and owing to Landlord on such payment from the date when it was due computed at the following rates:

                    (i) for an individual or partnership Tenant, computed at the maximum legal rate of interest; and

                    (ii) for a corporate Tenant, computed at the greater of (A) one and 25/100 (1.25%) percent per month or (B) five (5%) percent per annum over the then prime rate of JP Morgan Chase Bank, but in no event in excess of the maximum legal rate of interest chargeable to corporations in the State of New Jersey.

               (c) If Tenant defaults in any payment of fixed or additional rent, beyond the applicable cure or grace period, Landlord may request that Tenant provide payment for the arrears with certified funds.

          30.02 Bills for any expenses incurred by Landlord in connection with any such performance by it for the account of Tenant, and bills for all costs, expenses and disbursements of every kind and nature whatsoever, including reasonable counsel fees, involved in collecting or endeavoring to collect the fixed rent or additional rent or any part thereof or enforcing or endeavoring to enforce any rights against Tenant, under or in connection with this Lease, or pursuant to law, including any such cost, expense and disbursement involved in instituting and prosecuting summary proceedings, as well as bills for any property, material, labor or services provided, furnished, or rendered, by Landlord or at its instance to Tenant, may be sent by Landlord to Tenant monthly, or immediately, at Landlord's option, and shall be due and payable in accordance with the terms of such bills.

                                   ARTICLE 31
                                     BROKER

          31.01 Tenant covenants, warrants and represents that there was no broker or finder instrumental in consummating this Lease and that no conversations or negotiations were had with any broker or finder concerning the renting of the Demised Premises. Tenant agrees to indemnify and hold Landlord harmless against any claims for a brokerage, finder or other commission or fee by any broker or finder claiming to have dealt with Tenant.

                                   ARTICLE 32
                                     NOTICES

          32.01 Any notice, statement, demand or other communication required or permitted to be given, rendered or made by either party to the other, pursuant to this Lease or pursuant to any applicable law or requirement of public authority, shall be in writing (whether or not so stated elsewhere in this Lease) and shall be deemed to have been properly given, rendered or made, if sent by registered or certified mail, return receipt requested, or hand delivered addressed to the other party at the address hereinabove set forth (except that after the Commencement Date, Tenant's address, unless Tenant shall give notice to the contrary, shall be the Building), and shall be deemed to have been given, rendered or made on the day so mailed, unless mailed outside the State of New Jersey, in which case it shall be deemed to have been given, rendered or made on the expiration of the normal period of time for delivery of mail from the post-office of origin to the post-office of destination. Either party may, by notice as aforesaid, designate a different address or addresses for notices, statements, demand or other communications intended for it.

                                   ARTICLE 33
                         ESTOPPEL CERTIFICATE, MEMORANDUM

          33.01 Each party agrees, at any time and from time to time, as requested by the other party, upon not less than ten (10) days' prior notice, to execute and deliver to the other a statement certifying (a) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and whether any options granted to Tenant pursuant to the provisions of this Lease have been exercised, (b) certifying the dates to which the fixed rent and additional rent have been paid and the amounts thereof, and stating whether or not, to the best knowledge of the signer, the other party is in default in performance of any of its obligations under this Lease, and, if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement delivered pursuant hereto may be relied upon by others with whom the party requesting such certificate may be dealing. Additionally, Tenant's Statement shall contain such other information as shall be required by the holder or proposed holder of any superior mortgage or the lessor or proposed lessor under any superior lease.

          33.02 Tenant agrees that it shall not record this Lease or a copy hereof. At the request of either party, Landlord and Tenant shall promptly execute, acknowledge and deliver a memorandum with respect to this Lease sufficient for recording. Such memorandum shall not in any circumstances be deemed to change or otherwise affect any of the obligations or provisions of this Lease.

                                   ARTICLE 34
                                   ARBITRATION

          34.01 Either party may request arbitration of any matter in dispute wherein arbitration is expressly provided in this Lease as the appropriate remedy. The party requesting arbitration shall do so by giving notice to that effect to the other party, and both parties shall promptly thereafter jointly apply to the American Arbitration Association (or any organization successor thereto) in the Borough of Fort Lee, County of Bergen for the appointment of a single arbitrator.

          34.02 The arbitration shall be conducted in accordance with the then prevailing rules of the American Arbitration Association (or any organization successor thereto) in the Borough of Fort Lee, County of Bergen. In rendering such decision and award, the arbitrator shall not add to, subtract from or otherwise modify the provisions of this Lease.

          34.03 If for any reason whatsoever a written decision and award of the arbitrator shall not be rendered within sixty (60) days after the appointment of such arbitrator, then at any time thereafter before such decision and award shall have been rendered either party may apply to the Superior Court of the State of New Jersey or to any other court having jurisdiction and exercising the functions similar to those now exercised by such court, by action, proceeding or otherwise (but not by a new arbitration proceeding) as may be proper to determine the question in dispute consistently with the provisions of this Lease.

          34.04 All the expenses of the arbitration shall be borne by the parties equally.

                                   ARTICLE 35
        NO OTHER REPRESENTATIONS, CONSTRUCTION, GOVERNING LAW, CONSENTS

          35.01 Tenant expressly acknowledges and agrees that Landlord has not made and is not making, and Tenant, in executing and delivering this Lease, is not relying upon, any warranties, representations, promises or statements, except to the extent that the same are expressly set forth in this Lease or in any other written agreement which may be made between the parties concurrently with the execution and delivery of this Lease and shall expressly refer to this Lease. This lease and said other written agreement(s) made concurrently herewith are hereinafter referred to as the "LEASE DOCUMENTS". It is understood and agreed that all understandings and agreements heretofore had between the parties are merged in the lease documents, which alone fully and completely express their agreements and that the same are entered into after full investigation, neither party relying upon any statement or representation not embodied in the lease documents, made by the other.

          35.02 If any of the provisions of this Lease, or the application thereof to any person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such provision or provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and every provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

          35.03 This lease shall be governed in all respects by the laws of the State of New Jersey.

          35.04 Wherever in this Lease Landlord's consent or approval is required, if Landlord shall refuse such consent or approval, Tenant in no event shall be entitled to make, nor shall Tenant make, any claim, and Tenant hereby waives any claim, for money damages (nor shall Tenant claim any money damages by way of set-off, counterclaim or defense) based upon any claim or assertion by Tenant that Landlord unreasonably withheld or unreasonably delayed its consent or approval. Tenant's sole remedy shall be an action or proceeding to enforce any such provision, for specific performance, injunction or declaratory judgment.

                                   ARTICLE 36
                                  PARTIES BOUND

          36.01 The obligations of this Lease shall bind and benefit the successors and assigns of the parties with the same effect as if mentioned in each instance where a party is named or referred to, except that no violation of the provisions of Article 9 shall operate to vest any rights in any successor or assignee of Tenant and that the provisions of this Article shall not be construed as modifying the conditions of limitation contained in Article 25. However, the obligations of Landlord under this Lease shall not be binding upon Landlord herein named with respect to any period subsequent to the transfer of its interest in the Building as owner or lessee thereof and in event of such transfer said obligations shall thereafter be binding upon each transferee of the interest of Landlord herein named as such or lessee of the Building, but only with respect to the period ending with a subsequent transfer within the meaning of this Article.

          36.02 Tenant shall look only to such Landlord's estate and property in the Building (or the proceeds thereof) and, where expressly so provided in this Lease, to offset against the rents payable under this Lease, for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord hereunder, and no other property or assets of such Landlord or any partner, member, officer or director thereof, disclosed or undisclosed shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder or Tenant's use or occupancy of the Demised Premises.

                                   ARTICLE 37
                      CERTAIN DEFINITIONS AND CONSTRUCTION

          37.01 For the purposes of this Lease and all agreements supplemental to this Lease, unless the context otherwise requires, the definitions set forth in Exhibit E annexed hereto shall be utilized.

          37.02 The various terms which are italicized and defined in other Articles of this Lease or are defined in Exhibits annexed hereto, shall have the meanings specified in such other Articles and such Exhibits for all purposes of this Lease and all agreements supplemental thereto, unless the context shall otherwise require.

                                   ARTICLE 38
                 ADJACENT EXCAVATION AND CONSTRUCTION--SHORING

          38.01 If an excavation or other substructure work shall be made upon land adjacent to the Demised Premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the Demised Premises for the purpose of doing such work as shall be necessary to preserve the wall of the Building from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Landlord, or diminution or abatement of rent.

                                   ARTICLE 39
                          LANDLORD'S RELOCATION OPTION

          39.01 Landlord shall have the option (hereinafter referred to as "LANDLORD'S RELOCATION OPTION") to designate Relocated Space (as hereinafter defined) on any floor of the Building then available for leasing as the Demised Premises, subject, however, to the following terms and conditions:

               (a) Landlord shall exercise Landlord's Relocation Option by giving Tenant written notice thereof (hereinafter referred to as the "RELOCATION NOTICE");

               (b) The Relocation Notice shall include a floor plan of the space which Tenant shall lease from Landlord in substitution of the Demised Premises (hereinafter referred to as the "RELOCATED SPACE"), which shall be the approximate square foot area of the Demised Premises (hereinafter referred to as the "NEW AREA");

               (c) In the event of the exercise by Landlord of Landlord's Relocation Option, this Lease shall be deemed modified as follows, effective as hereinafter set forth:

                    (i) the floor on which the Relocated Space is located shall be deemed substituted for the floor set forth in Section 1.02;

                    (ii) the annual fixed rent set forth in Section 1.04 shall be an amount equal to the product of (x) the fixed rent on a dollar per square foot basis at the date the Relocated Space is ready for occupancy as described in Section 39.02 (c) (ii) and (y) the New Area;

                    (iii) the Demised Premises shall be the New Area and Tenant's Proportionate Tax Share and Tenant's Operational Proportionate Share shall be calculated by Landlord; and

                    (iv) the Initial Electricity Factor set forth in Section
16.01 shall be an amount equal to the product of (x) $2.00 and (y) the New Area.

          39.02 Landlord agrees to use diligent efforts to cause the Relocated Space to be ready for occupancy (as set forth in Article 4) within six (6) months after the date of sending the Relocation Notice. Thereafter, relocation shall be effected upon the following conditions:

               (a) If the Relocation Notice is sent prior to the commencement of Tenant's Work:

                    (i) the modifications set forth in Section 39.01(c) shall be effective upon the date of the Relocation Notice;

                    (ii) Tenant, within sixty (60) days after the date of the Relocation Notice, shall cause its architect or space planner to make any revisions to Tenant's Plans which may be required to enable Tenant's Plans to be used for the preparation of the Relocated Space and shall, within said sixty
(60) day period submit same to Landlord (such required revisions are hereinafter referred to as the "RELOCATION REVISIONS"). Any changes in Tenant's Plans which are not required by reason of Landlord's exercise of the Relocation Option shall be deemed to be a Revision (as defined in Exhibit C annexed hereto),

                    (iii) Landlord shall, within ten (10) days after receipt of a written request and invoice from Tenant setting forth the reasonable actual cost incurred by Tenant for the Relocation Revisions, pay to Tenant such cost.

               (b) If the Relocation Notice is sent subsequent to the commencement of Tenant's Work but prior to the Commencement Date:

                    (i) Tenant shall comply with the provisions of section 39.02(a)(ii) hereof and Landlord shall comply with the provisions of Section 39.02(a)(iii) hereof;

                    (ii) Landlord and Tenant shall, with respect to the Relocated Space, comply with all of the provisions of the Lease and the Work Letter (Exhibit C) with respect to the preparation of the Relocated Space as if such Relocated Space were the Demised Premises;

                    (iii) Landlord shall credit Tenant for all amounts in respect of Acceptable Tenant's Work (as such terms are defined in Exhibit C, Section D) theretofore paid by Tenant with respect to the original Demised Premises against Acceptable Tenant's Work in respect of the Relocated Space and Tenant shall have no obligation to pay for any additional Acceptable Tenant's Work with respect to the original Demised Premises otherwise payable by Tenant but not then paid;

                    (iv) the modifications set forth in Section 39.01(c) shall be effective upon the date of the Relocation Notice.

               (c) If the Relocation Notice is sent subsequent to the Commencement Date:

                    (i) Landlord, at its sole cost and expense, shall prepare the Relocated Space so as to be substantially identical in all material respects with the Demised Premises as same exist on the date of the exercise of the Relocation Option, except where structural and field conditions require a variation from the Demised Premises and except that if certain materials utilized in the Demised Premises are then unavailable, Landlord may substitute materials of equal quality, subject to Tenant's approval, which approval shall not be unreasonably withheld or delayed. Prior to commencing the preparation of the Relocated Space, Landlord shall prepare, at its expense, plans and specifications for the work and installations to be performed in the Relocated Space in accordance with the preceding sentence and submit same to Tenant for Tenant's approval, which approval shall not be unreasonably withheld or delayed. In the event that Tenant fails to respond to any items submitted by

Landlord where Tenant's approval is required pursuant to subsection (i) within fifteen (15) days after submission to, and receipt thereof, Tenant's approval as to such items shall be deemed to have been granted;

                    (ii) when the Relocated Space is ready for occupancy in accordance with the provisions of Article 4 of this Lease, Landlord shall, at its sole cost and expense, and upon not less than thirty (30) days prior written notice to Tenant, relocate Tenant into the Relocated Space. This relocation shall be accomplished in such a manner so as to create the least practicable interference with Tenant's business operation. Tenant agrees to cooperate with Landlord in the relocating so as to enable Landlord to complete the relocation in a minimum amount of time and in a manner that will minimize interference with Tenant's business operation and shall sign all applications and documents reasonably required to effectuate such relocation. All costs and expenses of this relocation, including any overtime labor costs, shall be borne exclusively by Landlord.

                    (iii) the modifications set forth in Section 39.01 (c) shall be effective upon the date set forth in the notice to Tenant as described in
Section 39.02 (c) (ii).

          39.03 Notwithstanding the exercise of Landlord's Relocation Option, and except as otherwise herein set forth, the terms, covenants and conditions of this Lease shall remain unmodified and in full force and effect.

          39.04 In the event of the exercise of Landlord's Relocation Option and upon the written request of either Landlord or Tenant, the parties hereto shall promptly execute and deliver a supplementary agreement, in recordable form, confirming (i) the exercise of Landlord's Relocation Option, (ii) the designation of the Relocated Space as the Demised Premises and the effective date thereof, (iii) the New Area and (iv) the modification of Section 1.04, and Sections 5.01(e) and 5.07(i) and 16.01 to reflect the New Area, but no delay in, or failure to, execute and deliver such supplementary agreement shall affect in any manner such exercise or designation.

                                   ARTICLE 40
                                 CONFIDENTIALITY

          40.01 Tenant hereby covenants and agrees that this Lease and the terms hereof are confidential, and that it shall not make any public or private statement or issue other publicity or information with respect to this Lease or disclose any of the terms, covenants or conditions hereof, including, but not limited to, any of the economic terms, without the prior written approval of Landlord. Tenant further acknowledges and agrees that this Article 40 is a material inducement to Landlord to enter into this Lease, and that but for Tenant's covenants contained in this Article 40, Landlord would not enter into this Lease. Tenant's breach or anticipated breach of this Article 40 shall constitute a material default hereunder entitling Landlord to exercise any and all rights and remedies at law and/or in equity, including, but not limited to, injunctive relief. Tenant shall indemnify and hold Landlord harmless from and against any and all claims, suits, liabilities and/or damages resulting from related to Tenant's breach or anticipated breach of this Article 40.

                         [SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease as of the day and year first above written.

Landlord:

COM OFFICE DEVELOPERS, LLC


BY: /s/ DANIEL E. STRAUS
   ----------------------------------   Date: 11/30/05

Tenant:
AVETA HOLDINGS, LLC


By: /s/ HOWARD KAMINS
   ----------------------------------   Date: 11/29/05
Name:
Title:

                                 ACKNOWLEDGMENTS

STATE OF NEW JERSEY   )
                      )   ss.:
COUNTY OF BERGEN      )


On this 30th day of November 2005, before me personally came Howard Kamins to me known, who, being duly sworn did depose and say that he/she resides at ___________________________________________________________________________ that he/she is the____________ of __________________________________________, the
corporation described in and which executed the foregoing instrument; as TENANT, and that he/she signed his name thereto by order of the Board of Directors of said corporation, by like Order.

                                            /s/ TIFFANY M. ROSS
                                        NOTARY PUBLIC OF NEW JERSEY
TIFFANY M. ROSS                         My Commission Expires 03/29/2010
NOTARY PUBLIC

                                   SCHEDULE 1

                                   FIXED RENT

Fixed Rent shall be as follows:

For the period commencing on the Commencement Date, through and including November 30, 2006, fixed rent shall be $330,400.00 per year ($27,533.33 per month);

For the period commencing on December 1, 2006 through and including November 30, 2007, fixed rent shall be $340,312.00 per year ($28,359.33 per month);

For the period commencing on December 1, 2007 through and including November 30, 2008, fixed rent shall be $350,521.36 per year ($29,210.11 per month);

For the period commencing on December 1, 2008 through and including November 30, 2009, fixed rent shall be $361,036.64 per year ($30,086.37 per month);

For the period commencing on December 1, 2009 through and including November 30, 2010, fixed rent shall be $371,867.10 ($30,988.93 per month);

For the period commencing on December 1, 2010 through and including November 30, 2011, fixed rent shall be $383,023.10 ($31,918.59 per month);

For the period commencing on December 1, 2011 through and including November 30, 2012, fixed rent shall be $394,513.79 ($32,876.15 per month);

For the period commencing on December 1, 2012 through and including November 30, 2013, fixed rent shall be $406,349.20 ($33,862.43 per month);

For the period commencing on December 1, 2013 through and including November 30, 2014, fixed rent shall be $418,539.68 ($34,878.31 per month);

For the period commencing on December 1, 2014 through and including the Expiration Date, fixed rent shall be $431,095.87 ($35,924.66 per month).

                                   EXHIBIT A
                                   Description

                                    EXHIBIT B
                                   Floor Plan

                                    EXHIBIT C
                                 LANDLORD'S WORK

LANDLORD'S WORK REFERENCED IN SECTION 3.02(a):

LANDLORD'S WORK REFERENCED IN SECTION 3.02(b) FOR WHICH TENANT SHALL REIMBURSE
LANDLORD:

     Prior to commencement of any Tenant's Work, Tenant shall submit to Landlord, for Landlord's review and approval, detailed architectural, mechanical and electrical engineering drawings and specifications (herein referred to as "TENANT'S PLANS") for any work to be done by Tenant in the Demised Premises which shall set forth, without limitation, the following:

     (a) The location and extent of floor loading and floor openings and other structural changes.

     (b)  Location, loads and dimensions of telephone equipment rooms.

     (c)  Partition locations and type.

     (d)  Door locations, size and type, hardware schedule.

     (e)  Reflected ceiling plans.

     (f)  Any structural architectural installations.

     (g)  Cabinet work and any other information affecting other trades.

     (h) Non-building standard ceiling heights and/or materials, and any other information not specified in

     (i) Total electrical load, including lighting for entire space and location of electrical and telephone outlets, and showing amount and location of areas requiring loads in excess of Building Standard.

     (j)  air conditioning loads.

     (k) specific plumbing requirements, including plans, specifications and sections.

     (1) Decorative plans, including paint schedule, floor coverings and wall coverings.

     (m)  Non-structural architectural detailing.

     All plans and specifications for all work to be performed in and to the Demised Premises (including, without limitation, Tenant's Plans) are subject to Landlord's prior written approval. Within ten (10) days after notification from Landlord of any objections to Tenant's Plans, Tenant shall submit to Landlord new plans (the "REVISED TENANT'S PLANS") curing Landlord's objections. If Tenant's Plans, the Revised Tenant's Plans or Revisions (as hereinafter defined) require any materials, services, or installations that will result in a delay in construction, Landlord may reject those items of Tenant's Plans, the Revised Tenant's Plans or Revisions which will occasion such delay. Tenant shall pay to Landlord, as additional rent within five (5) days after submission to Tenant of a statement therefor, the costs incurred by Landlord for review of Tenant's Plans, Revised Tenant's Plans and Revisions.

          Tenant's Plans and the Revised Tenant's Plans shall comply with and conform to the plans of the Building filed with the Department of Buildings of the Town of Fort Lee, and with all rules, regulations and/or other requirements of any governmental department having jurisdiction over the construction of the Building and/or the Demised Premises. Landlord shall, at Tenant's expense, file all necessary architectural plans, together with any mechanical plans and specifications, in such form (building notice, alteration, or other form) as may be necessary, with the appropriate governmental agencies. Any changes required by any governmental department affecting the completion of the Demised Premises shall be complied with by Tenant in completing the Demised Premises. Additionally, any change in the base Building or any compliance with any rules, regulations and/or other requirements of any governmental agency having jurisdiction necessitated by Tenant's Plans or the Revised Plans (whether such change or compliance is required prior to or during the course or after completion of the work to be performed in the Demised Premises and whether or not Landlord shall have previously approved such Tenant's Plans or the Revised Tenant's Plans) shall be accomplished at Tenant's sole cost and expense. The granting by Landlord of its approval to Tenant's Plans or the Revised Tenant's Plans shall in no manner constitute or be deemed to constitute a judgment or acknowledgment by Landlord as to their legality or compliance with governmental, quasi-governmental or other requirements.

          Tenant shall have the right to make changes from time to time in Tenant's Plans or the Revised Tenant's Plans (other than changes necessitated by Landlord's objections) by submitting to Landlord revised Plans and specifications (herein referred to as the "REVISIONS"). All Revisions shall be subject to Landlord's prior written approval. The cost of any Revisions shall be borne solely by Tenant.

          Any architect, space planner and engineer that Tenant elects or is required to utilize shall be subject to the prior written approval of Landlord.

          All amounts payable by Tenant for work to be done pursuant to this Work Letter shall be paid by Tenant within five (5) days after the submission to Tenant of statements, bills or invoices therefore.

                                    EXHIBIT D
                             RULES AND REGULATIONS

     1. The rights of Tenants in the entrances, corridors and elevators of the Building are limited to ingress to and egress from the Tenant's premises for the Tenants and their employees, licensees and invitees, and no Tenant shall use, or permit the use of, the entrances, corridors, or elevators for any other purpose. No Tenant shall invite to the Tenant's premises, or permit the visit of, persons in such numbers or under such conditions as to interfere with the use and enjoyment of any of the entrances, corridors, elevators and other facilities of the Building by other Tenants. Fire exits and stairways are for emergency use only, and they shall not be used for any other purpose by the Tenants, their employees, licensees or invitees. No Tenant shall encumber or obstruct, or permit the encumbrance or obstruction of any of the sidewalks, entrances, corridors, elevators, fire exits or stairways of the Building. The Landlord reserves the right to control and operate the public portions of the Building and the public facilities, as well as facilities furnished for the common use of the Tenants, in such manner as it deems best for the benefit of the Tenants generally.

     2. The Landlord may refuse admission to the Building outside of ordinary business hours to any person not known to the watchman in charge or not having a pass issued by the Landlord or the Tenant whose premises are to be entered or not otherwise properly identified, and may require all persons admitted to or leaving the Building outside of ordinary business hours to register. Any person whose presence in the Building at any time shall, in the judgment of the Landlord, be prejudicial to the safety, character, reputation and interests of the Building or of its Tenants may be denied access to the Building or may be ejected therefrom. In case of invasion, riot, public excitement or other commotion, the Landlord may prevent all access to the Building during the continuance of the same, by closing the doors or otherwise, for the safety of the Tenants and protection of property in the Building. The Landlord may require any person leaving the Building with any package or other object to exhibit a pass from the Tenant from whose premises the package or object is being removed, but the establishment and enforcement of such requirement shall not impose any responsibility on the Landlord for the protection of any Tenant against the removal of property from the premises of the Tenant. The Landlord shall, in no way, be liable to any Tenant for damages or loss arising from the admission, exclusion or ejection of any person to or from the Tenant's premises or the Building under the provisions of this rule. Canvassing, soliciting or peddling in the building is prohibited and every Tenant shall co-operate to prevent the same.

     3. No Tenant shall obtain or accept for use in its premises ice, drinking water, food, beverage, towel, barbering, boot blacking, floor polishing, lighting maintenance, cleaning or other similar services from any persons not authorized by the Landlord in writing to furnish such services, provided that the charges for such services by persons authorized by the Landlord are not excessive. Such services shall be furnished only at such hours, in such places within the Tenant's premises and under such reasonable regulations as may be fixed by the Landlord.

     4. The cost of repairing any damage to the public portions of the Building or the public facilities or to any facilities used in common with other Tenants, caused by a Tenant or the employees, licensees or invitees of the Tenant, shall be paid by such Tenant.

     5. No lettering, sign, advertisement, notice or object shall be displayed in or on the windows or doors, or on the outside of any Tenant's premises, or at any point inside any Tenant's premises where the same might be visible outside of such premises or in any hallway or common area inside or outside of the Building, except that the name of the Tenant may be displayed on the entrance door of the Tenant's premises, and in the elevator lobbies of the floors which are occupied entirely by any Tenant, subject to the approval of the Landlord as to the size, color and style of such display. The inscription of the name of the Tenant on the door of the Tenant's premises shall be done by the Landlord at the expense of the Tenant. Listing of the name of the Tenant on the directory boards in the Building shall be done by the Landlord at its expense; any other listings shall be in the discretion of the Landlord.

     6. No awnings or other projections over or around the windows shall be installed by any Tenant, and only such window blinds as are supplied or permitted by the Landlord shall be used in a Tenant's premises. Linoleum, tile or other floor covering shall be laid in a Tenant's premises only in a manner approved by the Landlord.

     7. The Landlord shall have the right to prescribe the weight and position of safes and other objects of excessive weight, and no safe or other object whose weight exceeds the lawful load for the area upon which it would stand shall be brought into or kept upon a Tenant's premises. If, in the judgment of the Landlord, it is necessary to distribute the concentrated weight of any heavy object, the work involved in such distribution shall be done at the expense of Tenant and in such manner as the Landlord shall determine. The moving of safes and other heavy objects shall take place only outside of ordinary business hours upon previous notice to the Landlord, and the persons employed to move the same in and out of the Building shall be reasonably acceptable to the Landlord and, if so required by law, shall hold a Master rigger's license. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only in the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by the Landlord. Arrangements will be made by the Landlord with any Tenant for moving large quantities of furniture and equipment into or out of the building.

     8. No machines or mechanical equipment of any kind, other than typewriters and other ordinary portable business machines, may be installed or operated in any Tenant's premises without Landlord's prior written consent, and in no case (even where the same are of a type so excepted or as so consented to by the Landlord) shall any machines or mechanical equipment be so placed or operated as to disturb other Tenants but machines and mechanical equipment which may be permitted to be installed and used in a Tenant's premises shall be so equipped, installed and maintained by such Tenant as to prevent any disturbing noise, vibration or electrical or other interference from being transmitted from such premises to any other area of the Building.

     9. No noise, including the playing of any musical instruments, radio, or television, which, in the judgment of the Landlord, might disturb other Tenants in the Building, shall be made or permitted by any Tenant, and no cooking shall be done in the Tenant's premises, except as expressly approved by the Landlord. There shall be no smoking permitted in the Building or on any Tenant's premises. Nothing shall be done or permitted in any Tenant's premises, and nothing shall be brought into or kept in any Tenant's premises which would impair or interfere with any of the Building services or the proper and economic heating, cleaning or other servicing of the Building or the premises, or the use or enjoyment by any other Tenant of any other premises, nor shall there be installed by any Tenant any ventilating, air conditioning, electrical or other equipment of any kind which, in the judgment of the Landlord, might cause any such impairment or interference, no dangerous, inflammable, combustible or explosive object or material shall be brought into the building by any Tenant or with the permission of any Tenant. Any cuspidors or similar containers or receptacles used in any Tenant's premises shall be cared for and cleaned by and at the expense of the Tenant.

     10. No acids, vapors or other materials shall be discharged or permitted to be discharged into the waste lines, vents or flues of the Building which may damage them. The water and wash closets and other plumbing fixtures in or serving any Tenant's premises shall not be used for any purpose other than the purposes for which they were designed or constructed, and no sweepings, rubbish, rags, acids or other foreign substances shall be deposited therein.

     11. No additional locks or bolts of any kind shall be placed upon any of the doors or windows in any Tenant's premises and no lock on any door therein shall be changed or altered in any respect. Additional keys for a Tenant's premises and toilet rooms shall be procured only from the Landlord, which may make a reasonable charge therefor. Upon the termination of a Tenant's lease, all keys of the Tenant's premises and toilet rooms shall be delivered to the Landlord.

     12. All entrance doors in each Tenant's premises shall be left locked and all windows shall be left closed by the Tenant when the Tenant's premises are not in use. Entrance doors shall not be left open at any time.

     13. Hand trucks not equipped with rubber tires and side guards shall not be used within the Building.

     14. All windows in each Tenant's premises shall be kept closed and all blinds therein, if any, above the ground floor shall be lowered when and as reasonable required because of the position of the sun, during the operation of the Building air-conditioning system to cool or ventilate the Tenant's premises.

     15. The Landlord reserves the right to rescind, alter or waive any rule or regulation at any time prescribed for the Building when, in its judgment, it deems it necessary, desirable or proper for its best interest and for the best interests of the Tenants, and no alteration or waiver of any rule or regulation in favor of one Tenant shall operate an alteration or waiver in favor of any other Tenant. The Landlord shall not be responsible to any Tenant for the non-observance or violation by any other Tenant of any of the rules and regulations at any time prescribed for the Building.

                                    EXHIBIT E
                                   DEFINITIONS

     (a) The term mortgage shall include an indenture of mortgage and deed of trust to a trustee to secure an issue of bonds, and the term mortgagee shall include such a trustee.

     (b) The terms include, including and such as shall each be construed as if followed by the phrase "without being limited to".

     (c) The term obligations of this Lease, and words of like import, shall mean the covenants to pay rent and additional rent under this Lease and all of the other covenants and conditions contained in this Lease. Any provision in this Lease that one party or the other or both shall do or not do or shall cause or permit or not cause or permit a particular act, condition, or circumstance shall be deemed to mean that such party so covenants or both parties so covenant, as the case may be.

     (d) The term Tenant's obligations hereunder, and words of like import, and the term Landlord's obligations hereunder, and words of like import, shall mean the obligations of this Lease which are to be performed or observed by Tenant, or by Landlord, as the case may be. Reference to performance of either party's obligations under this Lease shall be construed as "performance and observance".

     (e) Reference to Tenant being or not being in default hereunder, or words of like import, shall means that Tenant is in default in the performance of one or more of Tenant's obligations hereunder, or that Tenant is not in default in the performance of any of Tenant's obligations hereunder, or that a condition of the character described in Section 25.01 has occurred and continues or has not occurred or does not continue, as the case may be.

     (f) References to Landlord as having no liability to Tenant or being without liability to Tenant, shall mean that Tenant is not entitled to terminate this Lease, or to claim actual or constructive eviction, partial or total, or to receive any abatement or diminution of rent, or to be relieved in any manner of any of its other obligations hereunder, or to be compensated for loss or injury suffered or to enforce any other kind of liability whatsoever against Landlord under or with respect to this Lease or with respect to Tenant's use or occupancy of the Demised Premises.

     (g) The term laws and/or requirements of public authorities and words of like import shall mean laws and ordinances of any or all of the Federal, state, city, county and borough governments and rules, regulations, orders and/or directives of any or all departments, subdivisions, bureaus, agencies or offices thereof, or of any other governmental, public or quasi-public authorities, having jurisdiction in the premises, and/or the direction of any public officer pursuant to law.

     (h) In connection with bankruptcy, reorganization or otherwise, reference to the term abandon shall include the Tenant discontinuing the conduct of business in the Demised Premises at any time, notwithstanding the fact that Tenant's furniture or other personal property remain within the Demised Premises.

     The term requirements of insurance bodies and words of like import shall mean rules, regulations, orders and other requirements of the New Jersey Board of Fire Underwriters and/or the New Jersey Fire Insurance Rating Organization and/or any other similar body performing the same or similar functions and having jurisdiction or cognizance of the Building and/or the Demised Premises.

     (i) The term repair shall be deemed to include restoration and replacement as may be necessary to achieve and/or maintain good working order and condition.

     (j) Reference to termination of this Lease includes expiration or earlier termination of the term of this Lease or cancellation of this Lease pursuant to any of the provisions of this Lease or to law. upon a termination of this Lease, the term and estate granted by this Lease shall end at noon of the date of termination as if such date were the date of expiration of the term of this Lease and neither party shall have any further obligation or liability to the other after such termination (i) except as shall be expressly provided for in this Lease, or (ii) except for such obligation as by its nature or under the circumstances can only be, or by the provisions of this Lease, may be, performed after such termination, and, in any event, unless expressly otherwise provided in this Lease, any liability for a payment which shall have accrued to or with respect to any period ending at the time of termination shall survive the termination of this Lease.

     (k) The term in full force and effect when herein used in reference to this Lease as a condition to the existence or exercise of a right on the part of Tenant shall be construed in each instance as including the further conditions that at the time in question no default on the part of Tenant exists, and no event has occurred which has continued to exist for such period of time (after the notice, if any, required by this Lease), as would entitle Landlord to terminate this Lease or to dispossess Tenant.

     (l) The term Tenant shall mean Tenant herein named or any assignee or other successor in interest (immediate or remote) of Tenant herein named, while such Tenant or such assignee or other successor in interest, as the case may be, is in possession of the Demised Premises as owner of the Tenant's estate and interest granted by this Lease and also, if Tenant is not an individual or a corporation, all of the persons, firms and corporations then comprising Tenant.

     (m) Words and phrases used in the singular shall be deemed to include the plural and vice versa, and nouns and pronouns used in any particular gender shall be deemed to include any other gender.

               (n) The rule of ejusdem generis shall not be applicable to limit a general statement following or referable to an enumeration of specific matters to matters similar to the matters specifically mentioned.

               (o) All references in this Lease to numbered Articles, numbered Sections and lettered Exhibits are references to Articles and Sections of this Lease, and Exhibits annexed to (and thereby made part of) this Lease, as the case may be, unless expressly otherwise designated in the context.

                                    EXHIBIT F
                             CLEANING SPECIFICATIONS

     1.   GENERAL

All linoleum, rubber, asphalt tile and other similar types of flooring (that may be waxed) to be swept nightly, using approved dust-check type of mop.

All carpeting and rugs to be carpet swept nightly and vacuum cleaned weekly.

Hand dust and wipe clean all furniture, fixtures and window sills nightly; wash sills where necessary.

Empty and clean all waste receptacles nightly and remove waste paper and waste materials.

Dust interior of all waste disposal cans and baskets nightly; damp-dust as necessary.

Wash clean all water fountains and coolers nightly.

Hand dust all door and other ventilating louvers within reach, as necessary.

Dust all telephones as necessary.

Sweep all private stairway structures nightly.

     2.   LAVATORIES IN THE CORE

Sweep and wash all lavatory floors nightly using proper disinfectants. Wash and polish all mirrors, powder shelves, bright work and enameled surfaces in all lavatories nightly.

Scour, wash and disinfect all basins, bowls and urinals throughout all lavatories, nightly.

Wash all toilet seats, nightly.

Empty paper towel receptacles and transport wastepaper to designated area in basements, nightly (towels, soap and receptacles to be furnished by Tenant).

Fill toilet tissue holders nightly.

Empty sanitary disposal receptacles, nightly.

Thoroughly wash and polish all wall tile and stall surface as often as necessary.

     3.   HIGH DUSTING

Dust all Venetian blinds, frames, charts, graphs and similar wall hangings and vertical surfaces not reached in nightly cleaning, quarterly.

Cleaning of light fixtures shall be for account of Tenant.

     4.   GLASS

Exterior windows to be cleaned inside and outside approximately once every six
(6) months (or more often, if required by Landlord), weather permitting.

     5.   CONDITIONS

As herein used "nightly" means five nights a week, Monday through Friday, during regular cleaning hours (between 6:00 P.M. and 6:00 A.M.) and excludes legal and union holidays.

Tenant will pay for electricity, power and hot and cold water in the Demised Premises for cleaning during the regular cleaning hours which are after hours.

                                   SCHEDULE 1
                               LANDLORD'S PROPERTY


                                       43